PROSPECTUS DECEMBER 5, 2000

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PRUDENTIAL
STOCK INDEX FUND
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FUND TYPE Stock
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OBJECTIVE Provide investment results that correspond to the price and yield performance of the S&P 500 Index
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                                  [PRUDENTIAL ROCK LOGO]




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

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TABLE OF CONTENTS
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1   RISK/RETURN SUMMARY
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
4   Fees and Expenses

6   HOW THE FUND INVESTS
6   Investment Objective and Policies
7   Other Investments and Strategies

10  Investment Risks

13  HOW THE FUND IS MANAGED
13  Board of Trustees
13  Manager
13  Investment Adviser
13  Portfolio Managers
14  Distributor

15  FUND DISTRIBUTIONS AND TAX ISSUES
15  Distributions

16  Tax Issues
17  If You Sell or Exchange Your Shares

19  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19  How to Buy Shares
26  How to Sell Your Shares
29  How to Exchange Your Shares
31  Telephone Redemptions or Exchanges

32  FINANCIAL HIGHLIGHTS
32  Class A Shares
33  Class B Shares
34  Class C Shares
35  Class Z Shares
36  Class I Shares

38  THE PRUDENTIAL MUTUAL FUND FAMILY


    For More Information (Back Cover)
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    PRUDENTIAL  STOCK INDEX FUND                     (telephone) (800) 225-1852

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RISK/RETURN SUMMARY
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This section highlights key information about PRUDENTIAL STOCK INDEX FUND, which we refer to as "the Fund." The Fund is a series of Prudential Index Series Fund (the "Company"). Additional information follows this summary.



INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX). The Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, with or without taking expenses into account. We sell a security within a reasonable time after it has been removed from the Index. The Fund may use derivatives.

    While we make every effort to achieve our objective, we can't guarantee success.




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Did You Know. . .

The Fund employs a "passively managed"--or index--investment approach. We hold the same mix of stocks as is held in the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. The S&P 500 Index is composed of stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks and is widely regarded as representative of the performance of the U.S. stock market as a whole.
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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. Potential tracking differences, brokerage and other costs and other Fund expenses may cause the Fund's return to be lower than that of the S&P 500 Index.

    Since the Fund invests primarily in common stock, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies.


    Some of our investment strategies may present above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to



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                                                                               1

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RISK/RETURN SUMMARY
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enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

    Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests-Investment Risks."

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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 2    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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RISK/RETURN SUMMARY
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EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with the S&P 500 Index. Past performance does not mean that the Fund will achieve similar results in the future.




-----------------------------------
  ANNUAL RETURNS (CLASS Z SHARES)
--------------------------------------------------------------------------------
[Bar Chart]
 1993      1994        1995        1996        1997         1998          1999

 9.21%     1.06%      36.72%      22.34%      32.28%       28.33%         20.50%
--------------------------------------------------------------------------------
  Best Quarter: 21.30%                              Worst Quarter: -9.94%
 (4th quarter of 1998)                            (3rd quarter of 1998)
--------------------------------------------------------------------------------

The total return of the Class Z shares from 1-1-00 to 9-30-00 was -1.29%.

----------------------------------------
 AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)
--------------------------------------------------------------------
                                  1 YR  5 YRS     SINCE INCEPTION

Class Z shares                  20.50% 27.89%   21.16% (since 11-5-92)

Class I shares                  20.69%    N/A   21.23% (since 8-1-97)

S&P 500 Index(2)                21.03% 28.54%     N/A(2)

--------------------------------------------------------------------

1 The Fund's returns are after deduction of expenses. Without the management fee waiver or expense reimbursement, the returns would have been lower. No performance information is shown for Class A, B or C shares because they were not available for the full calendar year ended 12-31-99.

2 The S&P 500 Index--an unmanaged index of 500 stocks of large U.S.
  companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund. These returns would be lower if they included the effect of operating expenses. S&P 500 Index returns since the inception of each class are 21.74% for Class Z and 21.29% for Class I shares. Source: Lipper Inc.






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                                                                               3
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RISK/RETURN SUMMARY
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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C, Z and I. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class A, Class Z and Class I shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."





----------------------------------------------------------
  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS Z  CLASS I
  Maximum sales charge (load) imposed on      None     None      1%       None      None
    purchases (as a percentage of offering
    price)

  Maximum deferred sales charge (load)        None        5%(2)  1%(3)    None      None
    (as a percentage of the lower of
    original purchase price or sale
    proceeds)

  Maximum sales charge (load) imposed on      None     None    None       None      None
    reinvested dividends and other
    distributions

  Redemption fees                             None     None    None       None      None

  Exchange fee                                None     None    None       None      None





------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------
                                           CLASS A   CLASS B   CLASS C  CLASS Z  CLASS I
  Management fees                           .30%        .30%    .30%     .30%    .30%
  + Distribution and service (12b-1) fees   .30%       1.00%   1.00%     None    None
  + Other expenses                          .62%        .23%    .12%     .18%    .05%
  = Total annual Fund operating expenses   1.22%       1.53%   1.42%     .48%    .35%
  - Fee waiver or expense reimbursement(4)  .57%        .13%    .05%     .08%    .05%
  = Net annual Fund operating expenses(4)   .65%       1.40%   1.37%     .40%    .30%




1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


4 For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. The Manager has contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed .65%, 1.40%, 1.37%, .40% and .30% of the average net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively, for the fiscal year ending September 30, 2001.





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 4     PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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RISK/RETURN SUMMARY
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EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Manager's agreement to subsidize expenses and the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------
                             1 YR       3 YRS      5 YRS      10 YRS

 Class A shares              $ 66        $331       $615      $1,427
 Class B shares              $643        $771       $922      $1,690
 Class C shares              $338        $540       $864      $1,781
 Class Z shares              $ 41        $146       $261      $  596
 Class I shares              $ 31        $107       $191      $  438

------------------------------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:




---------------------------------------------------------------------
                             1 YR       3 YRS      5 YRS      10 YRS

 Class A shares              $ 66        $331       $615      $1,427
 Class B shares              $143        $471       $822      $1,690
 Class C shares              $238        $540       $864      $1,781
 Class Z shares              $ 41        $146       $261      $  596
 Class I shares              $ 31        $107       $191      $  438

---------------------------------------------------------------------


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                                                                               5

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HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. While we make every effort to achieve our objective, we can't guarantee success.

----------------------------------------
THE REPLICATION METHOD

The Fund attempts to replicate what the
S&P 500 Index does. The Fund is not
actively managed by portfolio managers
who buy and sell securities based on
research and analysis.
----------------------------------------

    The Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index in the same proportions as those of the Index. The Fund tries to achieve a correlation between its performance and the performance of the S&P 500 Index of at least 0.95, with or without taking expenses into account. The Fund is not sponsored by or affiliated with S&P.

    In addition to common stocks, the Fund can invest in equity-related securities. These include nonconvertible preferred stocks, convertible securities, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.

    When deciding whether to sell securities, we follow the S&P 500 Index. When a security is removed from the Index, we will sell it within a reasonable time thereafter. In addition, the Fund's holdings may change for other reasons, like adding securities when they are added to the Index, or when we receive securities of companies spun off from S&P 500 companies.

    The investment adviser will try to minimize the difference between the investment results of the Fund and that of the S&P 500 Index. Tracking will be monitored regularly. In addition to potential tracking differences, brokerage, transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index.



DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures on securities indexes, options on securities




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 6    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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HOW THE FUND INVESTS
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and securities indexes, and options on futures--involve costs and can be volatile. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.


Options

The Fund may purchase and sell put and call options on equity securities and securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options

The Fund may purchase and sell stock index futures contracts and related options on stock index futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index.

    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund and the Company. To obtain a copy, see the back cover page of this prospectus.

    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


Foreign Securities

We may invest in FOREIGN EQUITY SECURITIES DENOMINATED IN U.S. DOLLARS. For these purposes, we do not consider ADRs and other similar receipts or shares to be foreign securities.



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                                                                               7
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HOW THE FUND INVESTS
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U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S.
government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


Money Market Instruments

    The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. This is subject to the policy of normally investing at least 80% of the Fund's assets in securities included in the S&P 500 Index. Money market instruments include commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies.


Repurchase Agreements

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.


Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 20% of the Fund's assets in high-quality MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are volatile.




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 8    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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HOW THE FUND INVESTS
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Additional Strategies

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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                                                                               9

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HOW THE FUND INVESTS
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which the portfolio managers primarily invest. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.



--------------------------
  INVESTMENT TYPE         ------------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 O   Individual stocks             O   Historically, stocks have
  COMMON STOCKS OF                   could lose value                  outperformed other
  U.S. COMPANIES IN              O   The equity markets                investments over the long
  S&P 500 INDEX                      could go down, resulting          term
                                     in a decline in value of      O   Generally, economic growth
  At least 80%                       the Fund's investments            means higher corporate
                                 O   Changes in economic or            profits, which leads to an
                                     political conditions, both        increase in stock prices,
                                     domestic and international,       known as capital
                                     may result in a decline in        appreciation
                                     value of the Fund's
                                     investments

--------------------------------------------------------------------------------------------------

  DERIVATIVES                    O   Derivatives such              O   Hedges that correlate
                                     as futures and options            well with an underlying
  Percentage varies;                 may not fully offset the          position can reduce or
  usually less than 20%              underlying positions and          eliminate investment
                                     this could result in              income or capital gains
                                     losses to the Fund that           at low cost
                                     would not have otherwise      O   The Fund could make money
                                     occurred                          and protect against losses
                                 O   Derivatives used                  if the investment analysis
                                     for risk management may           proves correct
                                     not have the intended         O   One way to manage the
                                     effects and may result in         Fund's risk/return
                                     losses or missed                  balance is by locking in
                                     opportunities                     the value of an investment
                                 O   The other party to                ahead of time
                                     a derivatives contract
                                     could default
                                 O   Certain types of
                                     derivatives involve costs
                                     to the Fund that can
                                     reduce returns

--------------------------------------------------------------------------------------------------




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 10    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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HOW THE FUND INVESTS
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

--------------------------
  INVESTMENT TYPE (cont'd)------------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 O   Foreign markets,              O   Investors can participate
  FOREIGN SECURITIES DENOMINATED     economies and political           in foreign markets and
  IN U.S. DOLLARS                    systems may not be as             companies operating in
                                     stable as in the U.S.             those markets
  Up to 20%: usually less        O   May be less liquid            o   Opportunities for
  than 10%                           than U.S. stocks and bonds        diversification
                                 O   Differences in
                                     foreign laws, accounting
                                     standards, public
                                     information, custody and
                                     settlement practices
                                     provide less reliable
                                     information on foreign
                                     investments and involve
                                     more risk
--------------------------------------------------------------------------------------------------
                                 O   Not all are insured or        O   Regular interest income
  U.S. GOVERNMENT                    guaranteed by the U.S.        O   The U.S. government
  SECURITIES                         government, but only by           guarantees interest and
                                     the issuing agency                principal payments on
  Up to 20%; usually less        O   Limits potential                  certain securities
  than 10%                           for capital appreciation      O   Generally more
                                 O   Interest rate risk--the           secure than lower-quality
                                     value of most debt                debt securities and
                                     securities will fall              equity securities
                                     when interest rates rise      O   May preserve the
                                 O   Market risk--the risk             Fund's assets
                                     that instruments may
                                     lose value in the market
                                     because interest rates
                                     change or there is a lack
                                     of confidence in a group
                                     of borrowers
--------------------------------------------------------------------------------------------------



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                                                                              11
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HOW THE FUND INVESTS
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

--------------------------
  INVESTMENT TYPE (cont'd)------------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 O   May be difficult              O   May offer a more
  ILLIQUID SECURITIES                to value precisely                attractive yield or
                                 O   May be difficult                  potential for growth
  Up to 15% of net assets            to sell at the time or            than more widely
                                     price desired                     traded securities
--------------------------------------------------------------------------------------------------
                                 O   Limits potential              O   May preserve the
  MONEY MARKET                       for capital appreciation          Fund's assets
  INSTRUMENTS                    O   Credit risk--the risk
                                     that the default of
  Up to 20%; usually                 an issuer would leave the
  less than 10%                      Fund with unpaid interest
                                     or principal
                                 O   See market risk
--------------------------------------------------------------------------------------------------




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12    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2000, the Fund paid PIFM management fees of .30 of 1% of the Fund's average net assets.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to all 41 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $77.7 billion.



INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.



PORTFOLIO MANAGERS

The Fund is managed by John Moschberger and the Quantitative
Investment Management team.


    John Moschberger is a portfolio manager of Prudential Investment Quantitative Management, a unit of Prudential Investments. He has managed index portfolios for Prudential's clients since 1986. Mr. Moschberger has 17 years of investment experience.


    Mr. Moschberger is part of a team of 19 investment professionals, 7 of whom hold Ph.D.s, with over 300 years of combined experience. The team is currently responsible for the management of over $21 billion in assets.






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                                                                              13
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HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and I shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z and Class I. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



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14    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders-- typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For





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more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value.



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However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


[GRAPHICAL REPRESENTATION OF CHART]
---------------------------------------------
             ======> +$   CAPITAL GAIN
                           (taxes owed)
RECEIPTS
FROM SALE                  OR

             ======> -$   CAPITAL LOSS
                       (offset against gain)
---------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a

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--------------------------------------------------------------------------------


qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.






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HOW TO BUY SHARES

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class I shares of the Fund, although Class A, Class Z and Class I shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay no sales charge and the operating expenses each year are lower than the expenses of Class B and Class C shares, but the operating expenses are higher than those of Class Z and Class I shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than those of the Class A, Class Z and Class I shares. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A, Class Z and Class I shares.

    When choosing a share class, you should consider the following:

    0  The amount of your investment

    0 The length of time you expect to hold the shares and the impact of the varying distribution fees

    0 The different sales charges that may apply to a share class--Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

    0  Whether you qualify for any waiver of sales charges


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    0  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

    0  Whether you qualify to purchase Class A, Class Z or Class I shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


----------------------------------------------------------------------------------------------------
                                CLASS A      CLASS B        CLASS C        CLASS Z      CLASS I

  Minimum purchase             $1,000,000(*) $1,000(1)      $2,500(1)      None         None
     amount

  Minimum amount for           $100          $100(1)        $100(1)        None         None
     subsequent purchases

  Maximum initial              None          None           1% of the      None         None
     sales charge                                           public
                                                            offering
                                                            price

  Contingent Deferred          None          If sold        1% on sales    None         None
     Sales Charge (CDSC)(2)                  during:        made within
                                             Year 1,    5%  18 months of
                                             Year 2,    4%  purchase(2)
                                             Year 3,    3%
                                             Year 4,    2%
                                             Years 5/6, 1%
                                             Year 7,    0%

  Annual distribution          .30 of 1%     1%             1%             None         None
     and service (12b-1)       (.25 of 1%
     fees shown as a           currently)
     percentage of average
     net assets(3)

----------------------------------------------------------------------------------------------------




* The minimum investment requirement is $10,000 for investors listed under "Qualifying for Class A Shares--Other Types of Investors."

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
  Services--Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell
  Your Shares-- Contingent Deferred Sales Charge (CDSC)."

3 These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.





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Qualifying for Class A Shares

You can purchase Class A shares without any sales charge if (1) you invest at least $1 million or (2) you exchange at least $1 million into the Fund from another fund. If you invest more than $1 million, you may qualify to buy Class Z or Class I shares.

    To satisfy the Class A purchase amount, you can:

    0  Invest with an eligible group of related investors

    0 Buy the Class A shares of two or more Prudential mutual funds at the same time

    0 Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation).

Benefit Plans. Certain individual and group retirement plans may purchase Class A shares without any sales charge. For more information, call Prudential at
(800) 353-2847.

Mutual Fund Programs. You may purchase Class A shares if you are an investor in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    0 Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

    0 Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that




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have entered into a dealer agreement with the Distributor also may purchase
Class A shares subject to a minimum investment amount of $10,000. To qualify you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class A Shares."


Waiving Class C's Initial Sales Charge

Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

    0  Purchase your shares through an account at Prudential
       Securities,

    0 Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

    0  Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers,


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investment advisers and financial planners who have agreements with Prudential
Investments Advisory Group relating to:

    0 Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

    0 Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

    0 Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

    0 Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and

    0  Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A, Class Z and Class I shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


Qualifying for Class I Shares

BENEFIT PLANS. Certain group retirement plans may purchase Class I shares if they meet the required minimum for amount of assets, average account balance and certain other conditions. All shares must be held in a single omnibus account. For more information about these requirements, call Prudential at
(800) 353-2847.



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MasterShare Accounts. Prudential Securities and participant MasterShare accounts held at Prudential Securities may purchase Class I shares in connection with the MasterShare plan.


Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


------------------------------------------
Mutual Fund Shares

The NAV of mutual fund shares changes
every day because the value of a fund's
portfolio changes constantly. For
example, if Fund XYZ holds ACME Corp.
stock in its portfolio and the price of
ACME stock goes up while the value of
the fund's other holdings remains the
same and expenses don't change, the NAV
of Fund XYZ will increase.
------------------------------------------


    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for


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trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


What Price Will You Pay for Shares of the Fund? For Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class A, Class B, Class Z and Class I shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:


Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person



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business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101



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    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

    0 Amounts representing shares you purchased with reinvested dividends and distributions

    0 Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

    0 Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).



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    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


Waiver of the CDSC--Class B Shares

The CDSC will be waived if the Class B shares are sold:

    0 After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

    0 To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

    0  On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


Waiver of the CDSC--Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived



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for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class I shares. Class I shares, though, can be exchanged for Class Z shares of other Prudential mutual funds. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------


Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

    Participants in any fee-based and certain other programs for which the Fund is an available option will have their Class Z shares, if any, exchanged for Class A shares when they elect to leave such programs. Upon leaving a program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in the Prudential Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a

--------------------------------------------------------------------------------
30    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------
HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


Frequent Trading

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.





--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The financial highlights will help you evaluate the Fund's financial performance for the past five years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class then offered for the periods indicated.

    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

-------------------------------------------
  CLASS A SHARES (FISCAL PERIOD ENDED 9-30)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                                    2000(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                               $31.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(2)                                              .12
  Net realized and unrealized gain
   on investment transactions                                           .41
  TOTAL FROM INVESTMENT OPERATIONS                                      .53
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                     $32.06
  TOTAL RETURN(3)                                                      1.68%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                             2000(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD (000)                                    $30,432
  Average net assets (000)                                           $19,055
  RATIOS TO AVERAGE NET ASSETS:(2)
  Expenses, including distribution and service (12b-1) fees(5)           .65%(4)
  Expenses, excluding distribution and service (12b-1) fees              .40%(4)
  Net investment income                                                  .72%(4)
  Portfolio turnover                                                       2%
--------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class A shares were first offered) through 9-30-00.
2    Net of expense subsidy.
3 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4    Annualized.
5 The Distributor of the Fund agreed to limit its distribution fee to .25 of 1% of the average daily net assets of the Class A shares.


--------------------------------------------------------------------------------
32    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

-------------------------------------------
  CLASS B SHARES (FISCAL PERIOD ENDED 9-30)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                                      2000(1)
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                                 $31.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss(2)                                                 (.01)
  Net realized and unrealized gain
   on investment transactions                                             .33
  TOTAL FROM INVESTMENT OPERATIONS                                        .32
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                       $31.85
  TOTAL RETURN(3)                                                        1.01%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                             2000(1)
--------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD (000)                                      $70,903
  Average net assets (000)                                             $42,919
  RATIOS TO AVERAGE NET ASSETS:(2)
  Expenses, including distribution and service (12b-1) fees             1.40%(4)
  Expenses, excluding distribution and service (12b-1) fees              .40%(4)
  Net investment income                                                (.05)%(4)
  Portfolio turnover                                                       2%
--------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class B shares were first offered) through 9-30-00.
2    Net of expense subsidy.
3 Total return does not consider the effects of sales loads. Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4    Annualized.



--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

-----------------------------------------
CLASS C SHARES (FISCAL PERIOD ENDED 9-30)

PER SHARE OPERATING PERFORMANCE                                          2000(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $31.53
INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                                 __(5)
Net realized and unrealized gain
  on investment transactions                                              .32
TOTAL FROM INVESTMENT OPERATIONS                                          .32
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $31.85
TOTAL RETURN(3)                                                           1.01%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                                                 2000(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                                         $32,308
Average net assets (000)                                                $20,854
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses, including distribution and service (12b-1) fees               1.37%(4)
Expenses, excluding distribution and service (12b-1) fees                .37%(4)
Net investment income                                                  (.01)%(4)
Portfolio turnover                                                         2%
--------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class C shares were first offered) through 9-30-00.
2    Net of expense subsidy.
3 Total return does not consider the effect of sales loads. Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4    Annualized.
5    Less than $.005 per share.

--------------------------------------------------------------------------------
34    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial statements for the one year ended September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

----------------------------------------
CLASS Z SHARES (FISCAL YEARS ENDED 9-30)

PER SHARE OPERATING PERFORMANCE      2000      1999     1998     1997      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  $28.96     $23.11   $21.86   $16.06  $14.22

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)               .29        .22      .15      .46     .25
Net realized and unrealized gain
  on investment transactions          3.53       6.07     1.69     5.75    2.44
TOTAL FROM INVESTMENT OPERATIONS      3.82       6.29     1.84     6.21    2.69
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income  (.32)      (.26)    (.21)    (.26)   (.28)
Distributions from net realized gains (.34)      (.18)    (.38)    (.15)   (.57)
TOTAL DISTRIBUTIONS                   (.66)      (.44)    (.59)    (.41)   (.85)
NET ASSET VALUE, END OF YEAR         $32.12    $28.96    $23.11   $21.86 $16.06
TOTAL RETURN(2)                       13.28%    27.41%     8.61%   39.34% 19.72%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA             2000      1999      1998    1997      1996
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)      $995,426 $866,762 $381,374 $185,881 $184,379
Average net assets (000)           $980,790 $681,129 $313,721 $254,644 $142,540
RATIOS TO AVERAGE NET ASSETS:(1)
Expenses                                .40%     .40%     .40%     .46%     .60%
Net investment income                   .95%    1.16%    1.30%    1.66%    1.92%
Portfolio turnover                        2%       3%       1%       5%       2%
--------------------------------------------------------------------------------

1    Net of expense subsidy.
2 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return includes the effect of expense subsidies.

--------------------------------------------------------------------------------
                                                                             35

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS I SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


------------------------------------------
CLASS I SHARES (FISCAL PERIODS ENDED 9-30)

PER SHARE OPERATING PERFORMANCE      2000      1999     1998     1997(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $28.99    $23.13   $21.87   $21.87
INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                .33       .36      .31      .06
Net realized and unrealized gain
  (loss) on investment transactions    3.53      5.96     1.55     (.06)

TOTAL FROM INVESTMENT OPERATIONS       3.86      6.32     1.86       --

--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income   (.35)     (.28)    (.22)      --
Distributions from net realized gains  (.34)     (.18)    (.38)      --
TOTAL DISTRIBUTIONS                    (.69)     (.46)    (.60)      --
NET ASSET VALUE, END OF PERIOD       $32.16    $28.99   $23.13   $21.87
TOTAL RETURN(3)                       13.38%    27.55%    8.69%       0%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA             2000       1999        1998       1997
--------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD (000)    $1,501,345  $1,019,034 $639,408  $312,127
Average net assets (000)           $1,317,874  $  915,642 $505,605  $296,788
RATIOS TO AVERAGE NET ASSETS:(2)
Expenses                                  .30%        .30%     .30%      .30%(4)
Net investment income                    1.05%       1.26%    1.42%     1.73%(4)
Portfolio turnover                          2%          3%       1%        5%
--------------------------------------------------------------------------------

1 For the period from 8-1-97 (when Class I shares were first offered) through 9-30-97.
2    Net of expense subsidy.
3 Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4    Annualized.

--------------------------------------------------------------------------------
36    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]


















--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

 PRUDENTIAL EQUITY FUND, INC.
 PRUDENTIAL INDEX SERIES FUND
   Prudential Stock Index Fund
 PRUDENTIAL REAL ESTATE SECURITIES FUND
 PRUDENTIAL SECTOR FUNDS, INC.
   Prudential Financial Services Fund
   Prudential Health Science Fund
   Prudential Technology Fund
   Prudential Utility Fund
 PRUDENTIAL SMALL COMPANY FUND, INC.
 PRUDENTIAL TAX-MANAGED FUNDS
   Prudential Tax-Managed Equity Fund
 PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
 PRUDENTIAL 20/20 FOCUS FUND
 PRUDENTIAL U.S. EMERGING GROWTH
   FUND, INC.
 PRUDENTIAL VALUE FUND
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Equity
     Opportunity Fund
   Prudential Jennison Growth Fund
 NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund
 TARGET FUNDS
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS

 PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS

PRUDENTIAL EUROPE GROWTH FUND, INC.

PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund

 GLOBAL UTILITY FUND, INC.
 TARGET FUNDS
   International Equity Fund

GLOBAL BOND FUND
 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
38    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



BOND FUNDS

TAXABLE BOND FUNDS
 PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
 PRUDENTIAL HIGH YIELD FUND, INC.
 PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.

 PRUDENTIAL SHORT-TERM CORPORATE BOND
   FUND, INC.

   Income Portfolio

 PRUDENTIAL TOTAL RETURN BOND FUND, INC.

 TARGET FUNDS
   Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
 PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
 PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
 PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.


MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
 CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
 PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
 PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   Money Market Series
 PRUDENTIAL MONEYMART ASSETS, INC.
 TAX-FREE MONEY MARKET FUNDS
 PRUDENTIAL TAX-FREE MONEY FUND, INC.
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
 PRUDENTIAL MUNICIPAL SERIES FUND
   New Jersey Money Market Series
   New York Money Market Series

 COMMAND FUNDS
 COMMAND MONEY FUND
 COMMAND GOVERNMENT FUND
 COMMAND TAX-FREE FUND
 INSTITUTIONAL MONEY MARKET FUND
 PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   Institutional Money Market Series

--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     NOTES
                                     -----




















--------------------------------------------------------------------------------
40    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     NOTES
                                     -----



















--------------------------------------------------------------------------------
                                                                              41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     NOTES
                                     -----




















--------------------------------------------------------------------------------
42    PRUDENTIAL  STOCK INDEX FUND                  (telephone) (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     NOTES
                                     -----



















--------------------------------------------------------------------------------
                                                                              43

--------------------------------------------------------------------------------


FOR MORE INFORMATION

Please read this prospectus before you             You can also obtain copies of Fund
invest in the Fund and keep it for future          documents from the Securities and
reference. For information or shareholder          Exchange Commission as follows
questions contact
                                                   BY MAIL
PRUDENTIAL MUTUAL FUND SERVICES LLC                Securities and Exchange Commission
P.O. BOX 8098                                      Public Reference Section
PHILADELPHIA, PA 19101                             Washington, DC 20549-0102
(800) 225-1852                                     BY ELECTRONIC REQUEST
(732) 482-7555 (Calling from outside the U.S.)     publicinfo@sec.gov
                                                    (The SEC charges a fee to copy
Outside Brokers should contact                      documents.)
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC                                       IN PERSON
P.O. BOX 8310                                      Public Reference Room in Washington, DC
PHILADELPHIA, PA 19101                              (For hours of operation, call
(800) 778-8769                                      1-202-942-8090)

Visit Prudential's website at                      VIA THE INTERNET
HTTP://WWW.PRUDENTIAL.COM                          on the EDGAR Database at
                                                   http://www.sec.gov
Additional information about the Fund can
be obtained without charge and can be
found in the following documents                   CUSIP Numbers                 Quotron Symbols

STATEMENT OF ADDITIONAL INFORMATION (SAI)          Class A Shares--74438C-10-0       PSIAX
 (incorporated by reference into this              Class B Shares--74438C-20-9       PBSIX
 prospectus)                                       Class C Shares--74438C-30-8       PSICX
                                                   Class Z Shares--74438C-40-7       PSIFX
ANNUAL REPORT                                      Class I Shares--74438C-50-6       PDSIX
 (contains a discussion of the market
 conditions and investment strategies that         Investment Company Act File No. 811-6677
 significantly affected the Fund's
 performance)

SEMI-ANNUAL REPORT


MF174A                                             [LOGO] Printed on Recycled Paper


                           PRUDENTIAL STOCK INDEX FUND

                       Statement of Additional Information
                             dated December 5, 2000

    The investment objective of Prudential Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund is a series of Prudential Index Series Fund (the Company).

     There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 5, 2000, a copy of which may be obtained from the Company upon request.


                                TABLE OF CONTENTS

                                                                           PAGE

Company History .......................................................... B-2

Description of the Fund, Its Investments and Risks ....................... B-2

Investment Restrictions .................................................. B-13

Management of the Company ................................................ B-14

Control Persons and Principal Holders of Securities ...................... B-17

Investment Advisory and Other Services ................................... B-17

Brokerage Allocation and Other Practices ................................. B-22

Capital Shares, Other Securities and Organization ........................ B-23

Purchase, Redemption and Pricing of Fund Shares .......................... B-24

Shareholder Investment Account ........................................... B-32

Net Asset Value .......................................................... B-37

Taxes, Dividends and Distributions ....................................... B-38

Performance Information .................................................. B-40

Financial Statements ..................................................... B-42

Report of Independent Accountants ........................................ B-80

Appendix I--General Investment Information ............................... I-1

Appendix II--Historical Performance Data ................................. II-1

Appendix III--5% Shareholders ............................................ III-1



MF174B

                                 COMPANY HISTORY

     The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Stock Index Fund changed its name to Prudential Stock Index Fund (the Fund) at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the Company: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. The Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund effective January 23, 1998. At the Board meeting held on May 24, 2000, the Trustees of the Company approved a proposal to liquidate Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. By August, 2000, the four Funds were liquidated.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     CLASSIFICATION. The Company is an open-end, management investment company offering one diversified Fund.

     INVESTMENT STRATEGIES, POLICIES AND RISKS. This section describes the Fund's principal and non-principal strategies and risks. The Fund has an investment objective of providing investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund intends to invest at least 80% of its total assets in securities included in the S&P 500 Index. In other words, it holds each stock in its target index in about the same proportions as represented in the index itself. This is called a "replication" method.

     While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

  The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the index. The Fund is managed without regard to tax ramifications. The Fund pursues its objective through the investment policies described below.

     The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by S&P on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

     To achieve its investment objective, the Fund intends to replicate the S&P 500 Index by holding all of the securities in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

     The Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; (iii) put and call options on securities and stock indexes; and (iv) futures contracts on stock indexes and options thereon.

     If net cash outflows from the Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If the Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

     THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


     INVESTMENT POLICIES APPLICABLE TO THE FUND

     The Fund will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing the Fund's investments in common stocks to protect against potential stock market declines, except that the Fund has the ability to invest up to 20% of total assets in temporary defensive investments, but it has no current intention of doing so. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of the S&P 500 Index. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund also may
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.


     EQUITY AND EQUITY-RELATED SECURITIES

     The Fund invests primarily in equity securities, and the value of the Fund's investments will go up and down with the performance of the stocks in the S&P 500 Index.

     The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts
(ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.


     ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


     EXCHANGE-TRADED FUNDS

      The Fund is permitted to invest in exchange-traded funds. Shareholders may be subject to duplicate management and advisory fees if the Fund does invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

     U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. government only if the Funds' investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.


     CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.


     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by the Manager pursuant to an order of the Securities and Exchange Commission (Commission).

     The Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls. The Fund does not plan to do so for the foreseeable future. The Fund may enter into repurchase agreements with banks and securities dealers that meet the creditworthiness standards established by the investment adviser. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Fund receives collateral equal to the resale price, which is marked-to-market daily. These agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

     To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

     The Fund will enter into securities lending transactions only with Qualified Institutions. The Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

     BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

     The Fund may borrow from time to time, at the Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. The Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. The Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although the Fund currently does not have any intention of doing so.


     SECURITIES OF FOREIGN ISSUERS

     The Fund may invest 20% of its assets in equity securities of foreign issuers denominated in U.S. currency. Foreign securities involve certain risks which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

     If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and ADSs are not deemed to be foreign securities.

     The value of the Funds' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Funds' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.


     RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may also engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


     OPTIONS TRANSACTIONS

     The Fund may purchase and write (that is, sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the security or securities in the index subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than the current market price.

     The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

     The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The Fund may purchase and sell put and call options on securities indexes. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments might not match the composition of the index.


     OPTIONS ON SECURITIES AND SECURITIES INDEXES

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

  The Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's turnover rate.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.

  Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     The Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the Fund's net assets.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on securities indexes. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (that is, to reduce certain risks of its investments).

     Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.

     The Fund's successful use of futures contracts and related options is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the index underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each prospectus. The Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit "initial margin," consisting of cash or U.S. government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.


     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

SEGREGATED ASSETS

     The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. government IOs and POs as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.


     OTHER INVESTMENT TECHNIQUES

     The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

     TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may not invest more than 20% of its total assets in money market instruments as part of a temporary defensive strategy. The Fund may invest uncommitted cash balances in money market instruments or to maintain liquidity to meet redemptions. Money market instruments include commercial paper of domestic or foreign corporations, certificates of deposit, bankers' acceptances and time obligations of domestic or foreign banks, foreign government securities and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign securities may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

     PORTFOLIO TURNOVER. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (Investment Company Act), a fundamental policy of the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of the Fund's outstanding voting securities" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

  The Fund may not:

     1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed-income securities in which the Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE COMPANY

  NAME AND ADDRESS **     POSITION WITH                  PRINCIPAL OCCUPATIONS
         (AGE)                COMPANY                    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------

Saul K. Fenster (67)       Trustee          President (since December 1978) of New Jersey
                                              Institute of Technology; Commissioner (since
                                              1998) of the Middle States Association,
                                              Commission on Higher Education; member (since
                                              1985) of the New Jersey Commission on Science
                                              and Technology; formerly a director or trustee
                                              (1987-1999) of New Jersey State Chamber of
                                              Commerce, Society of Manufacturing Engineering
                                              Education Foundation, the Research and
                                              Development Council of New Jersey, Prosperity
                                              New Jersey, Inc., the Edison Partnership,
                                              National Action Council for Minorities in
                                              Engineering and IDT Corporation.

Delayne Dedrick Gold (63)  Trustee          Marketing and Management Consultant.

*Robert F. Gunia (53)      Vice President   Executive Vice President and Chief Administrative
                           and Trustee        Officer (since June 1999) of Prudential
                                              Investments; Executive Vice President and
                                              Treasurer (since December 1996) of Prudential
                                              Investments Fund Management LLC (PIFM);
                                              President (since April 1999) of Prudential
                                              Investment Management Services LLC (PIMS);
                                              formerly Corporate Vice President (September
                                              1997-March 1999) of The Prudential Insurance
                                              Company of America (Prudential); Senior Vice
                                              President (March 1987-May 1999) of Prudential
                                              Securities Incorporated (Prudential Securities)
                                              and Chief Administrative Officer (July
                                              1990-September 1996), Executive Vice President,
                                              Treasurer and Chief Financial Officer (June
                                              1987-September 1996) of Prudential Mutual Fund
                                              Management, Inc.

Douglas H. McCorkindale    Trustee          Chairman (since June 2000) and President (since
(61)                                          September 1997) of Gannett Co. Inc. (publishing
                                              and media); President and Chief Executive
                                              Officer (since August 2000) of Central
                                              Newspapers Inc., formerly Vice Chairman (March
                                              1984-May 2000) of Gannett Co., Inc.; Director
                                              of Gannett Co. Inc., Continental Airlines,
                                              Inc. and Global Crossing Ltd.

W. Scott McDonald, Jr.(63) Trustee          Vice President (since 1997) of Kaludis
                                              Consulting Group, Inc., a Sallie Mae company
                                              serving higher education; formerly Principal of
                                              Scott McDonald & Associates (1995-1997); Chief
                                              Operating Officer (1991-1995) of Fairleigh
                                              Dickinson University and Executive Vice
                                              President and Chief Operating Officer
                                              (1975-1991) of Drew University; Interim
                                              President (1988-1990), Drew University; and a
                                              founding director of School, College and
                                              University Underwriters Ltd.

Thomas T. Mooney (58)      Trustee          President of the Greater Rochester Metro Chamber
                                              of Commerce; former Rochester City Manager;
                                              former Deputy Monroe County Executive; Trustee
                                              of Center for Governmental Research, Inc.;
                                              Director of Blue Cross of Rochester,  Monroe
                                              County Water Authority and Executive Service
                                              Corps of Rochester.



  NAME AND ADDRESS **     POSITION WITH                  PRINCIPAL OCCUPATIONS
         (AGE)               COMPANY                     DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------

Stephen P. Munn (58)       Trustee          Chairman (since January 1994), Director and
                                              President (since 1988) and Chief Executive
                                              Officer (1988-December 1993) of Carlisle
                                              Companies Incorporated (manufacturer of
                                              industrial products).

*David R. Odenath, Jr.     President and    Officer in Charge, President, Chief Executive
(43)                       Trustee            Officer and Chief Operating Officer (since June
                                              1999), PIFM; Senior Vice President (since June
                                              1999), Prudential; formerly Senior Vice President
                                              (August 1993-May 1999), PaineWebber Group, Inc.

Richard A. Redeker (57)    Trustee          Formerly President, Chief Executive Officer and
                                              Director (October 1993-September 1996),
                                              Prudential Mutual Fund Management, Inc.,
                                              Executive Vice President, Director and Member
                                              of the Operating Committee (October
                                              1993-September 1996), Prudential Securities;
                                              Director (October 1993-September 1996) of
                                              Prudential Securities Group, Inc., Executive
                                              Vice President, The Prudential Investment
                                              Corporation (PIC) (January 1994-September
                                              1996), Director (January 1994-September 1996)
                                              of Prudential Mutual Fund Distributors, Inc.
                                              and Prudential Mutual Fund Services, Inc.; and
                                              Senior Executive Vice President and Director of
                                              Kemper Financial Services, Inc. (September
                                              1978-September 1993).

*Judy A. Rice (52)         Director         Executive Vice President (since 1999) of Prudential
                                              Investments; Executive Vice President (since 1999)
                                              of PIFM; formerly, various positions to Senior Vice
                                              President (1992-1999), Prudential Securities; and
                                              various positions to Managing Director (1975-1992),
                                              Shearson Lehman Advisors; Governor of the Money Management
                                              Institute; Member of the Prudential Securities Operating
                                              Council, Board Member of the National Association
                                              for Variable Annuities.

Robin B. Smith (60)        Trustee          Chairman and Chief Executive Officer (since
                                              August 1996); formerly President and Chief
                                              Executive Officer (January 1988-August 1996)
                                              and President and Chief Operating Officer
                                              (September 1981-December 1988) of Publishers
                                              Clearing House; Director of BellSouth
                                              Corporation, Texaco Inc., Spring Industries
                                              Inc. and Kmart Corporation.

Louis A. Weil, III (59)      Trustee        Formerly Chairman (January 1999-July 2000),
                                              President and Chief Executive Officer (January
                                              1996-July 2000) and Director (September
                                              1991-July 2000) of Central Newspapers, Inc.;
                                              Chairman of the Board (January 1996-July 2000),
                                              Publisher and Chief Executive Officer (August
                                              1991-December 1995) of Phoenix Newspapers,
                                              Inc.; Publisher (May 1989-March 1991) of Time
                                              Magazine; and President, Publisher & Chief
                                              Executive Officer (February 1986-August 1989)
                                              of The Detroit News  and member of the Advisory
                                              Board, Chase Manhattan Bank-Westchester.

Clay T. Whitehead (62)     Trustee          President (since May 1983) of National Exchange
                                              Inc. (new business development firm).



  NAME AND ADDRESS **     POSITION WITH                  PRINCIPAL OCCUPATIONS
         (AGE)                COMPANY                    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------

Grace C. Torres (41)       Treasurer and    First Vice President (since December 1996) of  PIFM;
                           Principal          First Vice President (since March 1993) of Prudential
                           Financial and      Securities; formerly First Vice President (March
                           Accounting         1994-September 1996) of Prudential Mutual Fund
                           Officer            Management, Inc.

Marguerite E.H.            Secretary        Department Vice President and Chief Legal Officer
Morrison (44)                                 (since August 2000) of the Mutual Funds Law Division
                                              of Prudential; Vice President and Associate General
                                              Counsel (since December 1996) of PIFM; formerly Vice
                                              President and Associate General Counsel (September
                                              1987-September 1996) of Prudential Securities and Vice
                                              President and Associate General Counsel (June 1991-September
                                              1996) of Prudential Mutual Fund Management, Inc.

William V. Healey (47)     Assistant        Vice President and Associate General Counsel of
                           Secretary          Prudential and Chief Legal Officer of
                                              Prudential Investments, a business
                                              unit of Prudential (since August
                                              1998); Director, ICI Mutual
                                              Insurance Company (since June
                                              1999); formerly Associate General
                                              Counsel of The Dreyfus Corporation
                                              (Dreyfus), a subsidiary of Mellon
                                              Bank, N.A. (Mellon Bank), and an
                                              officer and/or director of various
                                              affiliates of Mellon Bank and
                                              Dreyfus.

Jonathan Shain (42)        Assistant        Assistant General Counsel of Prudential (since
                           Secretary          August 1998); formerly, Attorney with Fleet
                                              Bank, N.A. (January 1997- July 1998) and
                                              Associate  Counsel (August 1994-January 1997)
                                              of New York Life Insurance Company.

* "Interested" Trustee, as defined in the Investment Company Act, by reason of an affiliation with Prudential, PIFM or Prudential Securities.

** The address of the Trustees and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Company has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Fund.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

     Pursuant to the terms of the Management Agreement for the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Company who are affiliated persons of the Manager. The amount of annual compensation paid to each Trustee who is not an affiliated person of the Manager or the investment adviser may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.

     Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 2000 and the aggregate compensation paid to such Trustees for service on the Company Board and the boards of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calender year ended December 31, 1999.

                               COMPENSATION TABLE
                               ------------------


                                                                             TOTAL 1999
                                                                            COMPENSATION
                                                                            FROM COMPANY
                                                    AGGREGATE                 AND FUND
                                                  COMPENSATION              COMPLEX PAID
NAME AND POSITION                                 FROM COMPANY               TO TRUSTEES
-----------------                                 ------------               -----------
Edward D. Beach--Former Trustee (a)                   $1,225              $142,500(43/70)*
Saul K. Fenster--Trustee**                            $  375              $  35,000(5/21)*
Delayne D. Gold--Trustee                              $6,600              $144,500(43/70)*
Robert F. Gunia--Trustee+                               None                          None
Douglas H. McCorkindale--Trustee++                    $6,600              $ 80,000(24/49)*
W. Scott McDonald, Jr.--Trustee**                     $  375              $  35,000(5/21)*
Thomas T. Mooney--Trustee++                           $6,600              $129,500(35/75)*
Stephen P. Munn--Trustee                              $7,050              $ 62,250(29/53)*
David R. Odenath, Jr.--Trustee+                         None                          None
Richard A. Redeker--Trustee                           $6,600              $ 95,000(29/53)*
Judy A. Rice--Trustee+                                  None                          None
Robin B. Smith--Trustee++                             $6,600              $ 96,000(32/44)*
Louis A. Weil, III--Trustee                           $6,600              $ 96,000(29/53)*
Clay T. Whitehead--Trustee                            $7,600              $ 77,000(38/66)*

-------------------

(a)  Mr. Beach retired on December 31, 1999.

* Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

**   Messrs. Fenster and McDonald joined the Board in August 2000.

+ Interested Trustees do not receive compensation from the Fund or any fund in the Fund Complex.

++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,915, $135,101 and $156,497 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Trustees of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of November 10, 2000, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding share of the Fund.

     For beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund as of November 10, 2000, see Appendix III.

     As of November 10, 2000, Prudential Securities was the record holder for the beneficial owners of 468,133 Class A shares of the Fund (approximately 49% of outstanding shares of such class); 1,476,954 Class B shares of the Fund (approximately 62% of outstanding shares of such class); 1,059,478 Class C shares of the Fund (approximately 92% of outstanding shares of such class); 3,999,942 Class Z shares of the Fund (approximately 12.8% of outstanding shares of such class) and 10,417,579 Class I shares of the Fund (approximately 22% of outstanding shares of such class). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     MANAGER AND INVESTMENT ADVISER. The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the prospectus. As of October 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.7 billion. According to the Investment Company Institute, as of June 30, 2000, the Prudential mutual funds were the 22nd largest family of mutual funds in the United States.

     PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement for the Fund (the Management Agreement), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .30 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

     (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

     (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses or fees payable to the investment adviser pursuant to the subadvisory agreement between PIFM and the investment adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's Subadviser, (iii) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Fund, (v) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Fund to governmental agencies, (vii) the fees of any trade associations of which the Fund may be a member, (viii) the cost of stock certificates representing shares of the Fund, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (xiv) distribution fees.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended September 30, 2000, 1999 and 1998, PIFM received management fees of $7,109,171, $4,790,313 and $2,457,979 from the Fund, respectively. During these periods, the Manager subsidized certain expenses of the Fund.

     PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser). The Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services to the Fund pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund.

     The Distributor of the Fund incurs the expenses of distributing the Class Z and Class I shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company of behalf of the Fund under Rule 12b-1 under the Investment Company Act, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the Fund for the fiscal year ending September 30, 2001 and contractually limited its distribution-related fees for the fiscal year ended September 30, 2000 to .25 of 1% of the average daily net assets of the Fund's Class A shares.

     For the fiscal period ended September 30, 2000, the Fund paid total distribution fees of $40,869 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.

     CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

CLASS B PLAN. For the fiscal period ended September 30, 2000, the Distributor received $368,209 from the Fund under the Class B Plan and spent approximately $2,462,400 in distributing the Class B shares. It is estimated that of the latter amount, approximately 1.2% ($30,700) was spent on printing and mailing of prospectuses to other than current shareholders; 28.7% ($705,800) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 70.1% ($1,725,900) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (16.4% or $402,700) and (2) an allocation on account of overhead and other branch office distribution-related expenses (53.7% or $1,323,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by Investors upon certain redemptions of Class B shares. For the fiscal period ended September 30, 2000, the Distributor received approximately $59,700 in contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN. For the fiscal period ended September 30, 2000, the Distributor received $178,915 from the Fund under the Class C Plan and spent approximately $462,600 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 3.7% ($17,100) was spent on printing and mailing of prospectuses to other than current shareholders; 1.4% ($6,800) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 94.8% ($438,700) was spent on the aggregate of (1) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (45.0% or $208,200) and (2) an allocation on account of overhead and other branch office distribution-related expenses (49.8% or $230,500).

The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal period ended September 30, 2000, the Distributor received approximately $28,100 in contingent deferred sales charges attributable to Class C shares. For the fiscal period ended September 30, 2000, the Distributor also received approximately $315,500 in initial sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z and Class I shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. For the fiscal year ending September 30, 2001, PIFM has contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed the amounts shown in the prospectus. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the Transfer and Dividend Disbursing Agent of the Company. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of the Fund.

CODES OF ETHICS

     The Board of Trustees of the Company has adopted a Code of Ethics. In addition, PIFM, PI and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

     The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Company, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Company at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     During the fiscal years ended September 30, 2000, 1999 and 1998, the Company paid no brokerage commissions to Prudential Securities and during the fiscal years ended September 30, 2000 and 1999, the Fund paid total commissions of $142,339 and $680, respectively.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at September 30, 2000. As of September 30, 2000, the Fund held securities of Bear, Stearns & Co. Inc., in the amount of $24,988,724; Chase Securities Inc., in the amount of $20,577,469; Credit Suisse First Boston Corp., in the amount of $15,584,034; Lehman Brothers Holdings, Inc., in the amount of $3,706,604; Merrill Lynch & Co., Inc., in the amount of $10,390,644; Morgan Stanley Dean Witter, in the amount of $20,649,879; PaineWebber Group, Inc., in the amount of $2,180,000; Salomon Smith Barney Inc., in the amount of $7,635,397 and UBS Warburg, in the amount of $23,376,050.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently of one series. The Fund offers five classes, designated Class A, Class B, Class C, Class I and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class I shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, (5) Class A, Class I and Class Z shares are offered exclusively for sale to a limited group of investors and (6) Class I shares are subject to nominal transfer agency fees and are held in a single omnibus account. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class I shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class I and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class C shares) or
(2) on a deferred basis (Class B or Class C shares). Class A, Class I and Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.


PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1825 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z or Class I shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Stock Index Fund, Class A, Class B, Class C, Class Z or Class I shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class Z, Class A*, Class B* and Class I shares are sold at NAV and Class C* shares are sold with a 1% sales charge. Using the NAV of the Fund at September 30, 2000, the maximum offering price of the Fund's shares is as follows:

CLASS A

Net asset value, redemption price
  and offering price per Class A share ................................  $32.06
                                                                         ======

CLASS B

Net asset value, redemption price
  and offering price per Class B share ................................  $31.85
                                                                         ======

CLASS C

Net asset value and redemption price
  per Class C share ...................................................  $31.85

Sales charge (1% of offering price) ...................................     .32
                                                                         ======
Offering price to public ..............................................  $32.17
                                                                         ======

CLASS Z

Net asset value, redemption price
  and offering price per Class Z share ................................  $32.12
                                                                         ======

CLASS I

Net asset value, redemption price
  and offering price per Class I share ................................  $32.16
                                                                         ======

----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you qualify for Class I shares, it is more advantageous to purchase them than any other class of shares. If you qualify to purchase Class Z shares, it is more advantageous to purchase them than Class A, Class B or Class C shares. If you qualify for Class A shares, it is more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment.

CLASS A SHARES

     BENEFIT PLANS. Certain individual and group retirement and savings plans may purchase Class A shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  OTHER INVESTORS. In addition, Class A shares may be purchased through the Distributor or the Transfer Agent by:

o    officers of the Prudential mutual funds (including the Company),

o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

o employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

o    members of the Board of Directors of Prudential,

o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco Securities Corporation or with the Transfer Agent,

o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to purchase Class A shares, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies. The sale will be effected subject to confirmation of your entitlement.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases of Class A shares of other Prudential mutual funds.

     An eligible group of related Fund investors includes any combination of the following:

o    an individual,

o    the individual's spouse, their children and their parents,

o    the individual's and spouse's Individual Retirement Account (IRA),

o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

o one or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.


CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares of a Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

o mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

o mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

o current and former Director/Trustees of the Prudential mutual funds (including the Company), and

o    Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

CLASS I SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class I shares of the Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     In addition, participant MasterShare accounts held at Prudential Securities may purchase Class I shares.

RIGHTS OF ACCUMULATION

     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money markets funds other than those acquired pursuant to the exchange privilege) to determine whether they satisfy the Class A purchase amount. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Right of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the

Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets in cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% of CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                                OF DOLLARS INVESTED OR
     PAYMENT MADE                                         REDEMPTION PROCEEDS
     ------------                                      -------------------------
     First ...........................................           5.0%
     Second ..........................................           4.0%
     Third ...........................................           3.0%
     Fourth ..........................................           2.0%
     Fifth ...........................................           1.0%
     Sixth ...........................................           1.0%
     Seventh .........................................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.

     You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                      REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will          A copy of the Social Security
be considered disabled if he            Administration award letter or
or she is unable to engage in           a letter from a physician on
any substantial gainful                 the physician's letterhead
activity by reason of any               stating that the shareholder
medically determinable                  (or, in the case of a trust,
physical or mental impairment           the grantor (a copy of the
which can be expected to                trust agreement identifying
result in death or to be of             the grantor will be required
long-continued and indefinite           as well)) is permanently
duration.                               disabled. The letter must also
                                        indicate the date of disability.

Distribution from an IRA or             A copy of the distribution
403(b) Custodial Account                form from the custodial firm
                                        indicating (i) the date of
                                        birth of the shareholder and
                                        (ii) that the shareholder is
                                        over age 59 and is taking a
                                        normal distribution--signed by
                                        the shareholder.

Distribution from Retirement Plan       A letter signed by the plan
                                        administrator/trustee
                                        indicating the reason for the
                                        distribution.

Excess Contributions                    A letter from the shareholder
                                        (for an IRA) or the plan
                                        administrator/trustee on
                                        company letterhead indicating
                                        the amount of the excess and
                                        whether or not taxes have been
                                        paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to
(b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for at total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class I and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds, if the investor is eligible to purchase Class Z shares of other Prudential mutual funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential mutual funds.

     CLASS I. Class I shares of the Fund may be exchanged for Class Z shares of other Prudential mutual funds.

     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

          Prudential California Municipal Fund
              (California Money Market Series)

          Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
              (New Jersey Money Market Series)
              (New York Money Market Series)

          Prudential MoneyMart Assets, Inc. (Class A shares)

          Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares or Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC including the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

     PERIOD OF MONTHLY INVESTMENTS:   $100,000    $150,000    $200,000  $250,000
     ------------------------------   --------    --------    --------  --------


     25 years .....................    $  105       $  158      $  210    $  263
     20 Years .....................       170          255         340       424
     15 Years .....................       289          433         578       722
     10 Years .....................       547          820       1,093     1,366
      5 Years .....................     1,361        2,041       2,721     3,402

---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


   See "Automatic Investment Plan."


AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Distributor, your broker or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

     The Distributor, Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the CDSC applicable to the redemption of Class B and Class C shares of the Fund. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                      TAX-DEFERRED COMPOUNDING(1)

     CONTRIBUTIONS                                         PERSONAL
     MADE OVER:                                             SAVINGS        IRA
     -------------                                          -------        ---
     10 years ........................................    $ 26,165      $ 31,291
     15 years ........................................      44,676        58,649
     20 years ........................................      68,109        98,846
     25 years ........................................      97,780       157,909
     30 years ........................................     135,346       244,692

---------------

(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class of the Fund. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary dealer). Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade (or at the last bid price in the absence of an asked price). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service on the day of valuation, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Trustees.

     Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees, in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: the issuer's financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

     Although the legal rights of each class of shares of the Fund are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class I and Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class I and Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies, from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60 percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in the Fund.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state, and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN

     The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

     The Fund's "average annual total return" is computed according to a formula prescribed by the Commission, expressed as follows:

                                 P(1+T) n = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV =  Ending Redeemable Value (ERV) at the end of a 1-, 5- or
        10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total return for the Class Z shares of the Fund for the one year and five years ended September 30, 2000 and from commencement of operations (November 5, 1992) through September 30, 2000 was 13.28%, 21.20% and 18.78%, respectively. The average annual total return for Class I shares of the Fund for the one year ended September 30, 2000 and from the commencement of operations (August 1, 1997) through September 30, 2000 was 13.38% and 15.36%.


     AGGREGATE TOTAL RETURN

     The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

     The Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------

                                        P

Where:  P = a hypothetical initial payment of $1,000.
        ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

     The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total returns for the one year, five years and since inception periods ended September 30, 2000 for the Fund's Class Z shares were 13.28%, 161.47% and 289.49%, respectively. The aggregate total returns for Class I shares of the Fund for the one year ended September 30, 2000 and the period from commencement of operations (August 1, 1997) through September 30, 2000 were 13.38%, and 57.17%, respectively. The aggregate total returns for Class A, Class B and Class C shares of the Fund for the period from inception (November 18, 1999) through September 30, 2000 were 1.68%, 1.01% and 1.01%, respectively.

  ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

  From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

  Set forth below is a chart which compares the performance of different types of investments over the long term and rate of inflation.(1)

            PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                   OVER THE LONG TERM (12/31/25 - 12/31/1999)


                               [GRAPHIC OMITTED]



-----------------------

(1) Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks
-------------------------------------------------------------------------------------
Advertising
      16,300    Young & Rubicam, Inc.                               $        806,850
-------------------------------------------------------------------------------------
Aerospace/Defense  1.3%
     180,584    Boeing Co.                                                11,376,792
      42,006    General Dynamics Corp.                                     2,638,502
      83,556    Lockheed Martin Corp.                                      2,754,006
      14,920    Northrop Grumman Corp.                                     1,355,855
     158,215    Honeywell International Inc.                               5,636,409
      68,744    Raytheon Co.                                               1,954,907
      37,863    Rockwell International Corp.                               1,145,356
      93,320    United Technologies Corp.                                  6,462,410
                                                                    ----------------
                                                                          33,324,237
-------------------------------------------------------------------------------------
Airlines  0.2%
      28,149    AMR Corp.(a)                                                 920,120
      26,684    Delta Airlines, Inc.                                       1,184,103
      99,083    Southwest Airlines Co.                                     2,402,763
      16,821    USAir Group, Inc.(a)                                         511,989
                                                                    ----------------
                                                                           5,018,975
-------------------------------------------------------------------------------------
Aluminum  0.2%
      45,929    Alcan Aluminum Ltd.                                        1,329,070
     163,144    ALCOA, Inc.                                                4,129,583
                                                                    ----------------
                                                                           5,458,653
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.8%
       6,579    Cummins Engine Co., Inc.                                     196,959
      35,740    Dana Corp.                                                   768,410
     111,184    Delphi Automotive Systems Corp.                            1,681,658
     372,463    Ford Motor Co.                                             9,427,970
     110,478    General Motors Corp.                                       7,181,070
      38,799    Genuine Parts Co.                                            739,606
      17,776    Johnson Controls, Inc.                                       945,461

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      10,760    Navistar International Corp.(a)                     $        322,127
      31,370    Visteon Corp.                                                474,471
                                                                    ----------------
                                                                          21,737,732
-------------------------------------------------------------------------------------
Banking  5.3%
      79,900    AmSouth Bancorporation                                       998,750
     146,786    Associates First Capital Corp.                             5,577,868
     333,767    Bank of America Corp.                                     17,481,047
     145,436    Bank of New York Co., Inc.                                 8,153,506
     225,316    Bank One Corp.                                             8,702,830
      40,367    Capital One Financial                                      2,828,213
      31,605    Charter One Financial, Inc.                                  770,372
     251,676    Chase Manhattan Corp.                                     11,624,285
      31,361    Comerica, Inc.                                             1,832,658
      92,796    Fifth Third Bancorp                                        4,999,384
     193,549    First Union Corp.                                          6,229,858
     191,664    Firstar Corporation Wisconsin                              4,288,482
     183,826    FleetBoston Financial Corp.                                7,169,214
      34,692    Golden West Financial Corp.                                1,860,359
      54,429    Huntington Bancshares, Inc.                                  799,426
      33,690    J.P. Morgan & Co., Inc.                                    5,504,104
      86,935    KeyCorp                                                    2,200,542
     101,346    Mellon Financial Corp.                                     4,699,921
     121,198    National City Corp.                                        2,681,506
      43,162    Northern Trust Corp.                                       3,836,023
      28,140    Old Kent Financial Corp.                                     814,301
      59,436    PNC Bank Corp.                                             3,863,340
      27,301    Providian Financial Corp.                                  3,467,227
      35,900    SouthTrust Corp.                                           1,128,606
      32,331    State Street Corp.                                         4,203,030
      36,577    Summit Bancorp                                             1,261,907
      62,683    Suntrust Banks, Inc.                                       3,122,397
     149,458    U.S. Bancorp                                               3,400,169
      29,400    Union Planters Corp.                                         972,038
     327,240    Wells Fargo & Co.                                         15,032,587
                                                                    ----------------
                                                                         139,503,950

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  2.1%
      10,347    Adolph Coors Co.                                    $        653,801
     179,654    Anheuser Busch Companies, Inc.                             7,601,610
      15,138    Brown-Forman Corp.                                           828,806
     493,932    Coca-Cola Co.                                             27,228,001
      83,400(c) Coca-Cola Enterprises Inc.                                 1,329,188
     289,181    PepsiCo, Inc.                                             13,302,326
      83,621    Seagram Co., Ltd.                                          4,802,981
                                                                    ----------------
                                                                          55,746,713
-------------------------------------------------------------------------------------
Chemicals  0.7%
      46,832    Air Products & Chemicals, Inc.                             1,685,952
     129,582    Dow Chemical Co.                                           3,231,451
     207,944    E.I. du Pont de Nemours & Co.                              8,616,679
      14,693    Eastman Chemical Co.                                         542,723
       5,273    FMC Corp.(a)                                                 353,621
      17,731    Hercules, Inc.                                               250,450
      42,970    Rohm & Haas Co.                                            1,248,816
      18,516    Sigma-Aldrich Corp.                                          611,028
      26,153    Union Carbide Corp.                                          987,276
                                                                    ----------------
                                                                          17,527,996
-------------------------------------------------------------------------------------
Chemical-Specialty  0.1%
      21,704    Engelhard Corp.                                              352,690
      10,890    Great Lakes Chemical Corp.                                   319,213
      31,579    Praxair, Inc.                                              1,180,265
      23,944    W. R. Grace & Co.                                            164,615
                                                                    ----------------
                                                                           2,016,783
-------------------------------------------------------------------------------------
Commercial Services
      31,100    Convergys Corp.(a)                                         1,209,012
-------------------------------------------------------------------------------------
Computer Hardware  2.5%
     513,640    Dell Computer Corp.(a)                                    15,826,533
      63,392    Gateway, Inc.(a)                                           2,963,576

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
     355,634    International Business Machines Corp.               $     40,008,825
      20,300    NCR Corp.(a)                                                 767,594
     112,919    Palm, Inc.(a)                                              5,977,650
                                                                    ----------------
                                                                          65,544,178
-------------------------------------------------------------------------------------
Computer Software & Services  12.5%
      24,510    Adobe Systems, Inc.                                        3,805,177
      41,700    American Power Conversion Corp.(a)                           800,119
      12,105    Autodesk, Inc.                                               307,164
     123,678    Automatic Data Processing, Inc.                            8,270,966
      46,900    BMC Software, Inc.(a)                                        896,963
      39,485    Cabletron Systems, Inc.(a)                                 1,159,872
      33,190    Ceridian Corp.(a)                                            931,394
   1,410,744    Cisco Systems, Inc.(a)                                    77,943,606
      35,200    Citrix Systems Inc.(a)                                       706,200
     115,258    Computer Associates International, Inc.                    2,903,061
      33,951    Computer Sciences Corp.(a)                                 2,520,862
      72,000    Compuware Corp.(a)                                           603,000
     434,604    EMC Corp.(a)                                              43,080,121
      82,232    First Data Corp.                                           3,212,187
      36,520    KLA Instruments Corp.(a)                                   1,504,168
      15,800    Mercury Interactive Corp.(a)                               2,476,650
     111,416    Micron Technology, Inc.                                    5,125,136
   1,052,306    Microsoft Corp.(a)                                        63,467,206
      67,102    Novell, Inc.(a)                                              666,826
     568,520    Oracle Corp.(a)                                           44,770,950
      62,779    Parametric Technology Co.(a)                                 686,645
      57,700    PeopleSoft, Inc.(a)                                        1,611,994
      23,800    Sapient Corp.(a)                                             968,363
      44,165    Seagate Technology, Inc.(a)                                3,047,385
      79,600    Siebel Systems Inc.(a)                                     8,860,475
     318,448    Sun Microsystems, Inc.(a)                                 37,178,804
       3,305    SYNAVANT Inc.(a)                                              22,102
      77,500(c) VERITAS Software Corp.                                    11,005,000
                                                                    ----------------
                                                                         328,532,396

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Construction  0.1%
      13,537    Fluor Corp.                                         $        406,110
       7,791    Kaufman & Broad Home Corp.                                   209,870
       6,743    Pulte Corp.                                                  222,519
      21,500    Vulcan Materials Co.                                         864,031
                                                                    ----------------
                                                                           1,702,530
-------------------------------------------------------------------------------------
Containers  0.1%
       4,758    Ball Corp.                                                   150,769
      13,305    Bemis Co., Inc.                                              427,423
      23,176    Crown Cork & Seal Co., Inc.(a)                               247,694
      27,126    Owens-Illinois, Inc.(a)                                      250,915
      35,258    Pactiv Corp.(a)                                              394,449
                                                                    ----------------
                                                                           1,471,250
-------------------------------------------------------------------------------------
Cosmetics & Soaps  1.3%
      16,857    Alberto-Culver Co.                                           485,692
      52,472    Avon Products, Inc.                                        2,144,793
      46,032    Clorox Co.                                                 1,821,141
     114,730    Colgate-Palmolive Co.                                      5,415,256
     210,139    Gillette Co.                                               6,488,042
      22,975    International Flavors & Fragrances, Inc.                     419,294
     257,819    Procter & Gamble Co.                                      17,273,873
                                                                    ----------------
                                                                          34,048,091
-------------------------------------------------------------------------------------
Diversified Gas  0.2%
      43,203    Coastal Corp.                                              3,202,422
       4,308    Eastern Enterprises, Inc.                                    274,904
       7,423    NICOR, Inc.                                                  268,620
       5,576    Oneok, Inc.                                                  221,646
                                                                    ----------------
                                                                           3,967,592
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  10.4%
     309,174    Abbott Laboratories                                       14,705,088
      26,182    Allergan, Inc.                                             2,210,743
      21,703    ALZA Corp.(a)                                              1,877,310
     262,191    American Home Products Corp.                              14,830,178
     205,224    Amgen, Inc.(a)                                            14,330,407

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      13,038    Bausch & Lomb, Inc.                                 $        507,667
      57,537    Baxter International, Inc.                                 4,592,172
      50,612    Becton Dickinson & Co.                                     1,338,055
      29,700    Biogen, Inc.(a)                                            1,811,700
      37,782    Biomet, Inc.(a)                                            1,322,370
      83,562    Boston Scientific Corp.(a)                                 1,373,550
     394,614    Bristol-Myers Squibb Co.                                  22,542,325
      12,056    C.R. Bard, Inc.                                              509,366
      54,249    Cardinal Health, Inc.                                      4,784,084
     225,197    Eli Lilly & Co.                                           18,269,107
      60,848    Guidant Corp.                                              4,301,193
     278,874    Johnson & Johnson                                         26,196,726
      17,503    Mallinckrodt, Inc.                                           798,574
      42,400    MedImmune, Inc.(a)                                         3,275,400
     240,958    Medtronic, Inc.                                           12,484,636
     460,844    Merck & Co., Inc.                                         34,304,075
   1,262,062    Pfizer, Inc.                                              56,713,911
     254,401    Pharmacia Corp.                                           15,311,760
     292,024    Schering-Plough Corp.                                     13,579,116
      15,766    St. Jude Medical, Inc.(a)                                    804,066
      20,700    Watson Pharmaceuticals, Inc.(a)                            1,342,913
                                                                    ----------------
                                                                         274,116,492
-------------------------------------------------------------------------------------
Electronics  6.2%
      58,924    Advanced Micro Devices, Inc.(a)                            1,392,080
      91,696    Agilent Technologies, Inc.(a)                              4,487,373
      80,000    Altera Corp.(a)                                            3,820,000
      71,100    Analog Devices, Inc.(a)                                    5,870,194
      67,112    Apple Computer, Inc.                                       1,728,134
      42,600    Conexant Systems, Inc.(a)                                  1,783,875
      92,100    Electronic Data Systems Corp.                              3,822,150
      86,675    Emerson Electric Co.                                       5,807,225
     201,018    Hewlett-Packard Co.                                       19,498,746
   1,341,588    Intel Corp.                                               55,759,751
      61,644    LSI Logic Corp.(a)                                         1,803,087
      61,000    Linear Technology Corp.                                    3,949,750

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      56,400    Maxim Integrated Products, Inc.(a)                  $      4,536,675
      37,550    Molex Inc.                                                 2,044,128
     428,613    Motorola, Inc.                                            12,108,317
      33,476    National Semiconductor Corp.(a)                            1,347,409
      10,985    PerkinElmer, Inc.                                          1,146,559
      29,600    Sanmina Corp.(a)                                           2,771,300
     118,100    Solectron Corp.(a)                                         5,447,362
      11,312    Tektronix, Inc.                                              868,903
      35,500    Teradyne, Inc.(a)                                          1,242,500
     345,152    Texas Instruments, Inc.                                   16,286,860
      17,733    Thomas & Betts Corp.                                         309,219
      64,400    Xilinx Inc.(a)                                             5,514,250
                                                                    ----------------
                                                                         163,345,847
-------------------------------------------------------------------------------------
Financial Services  6.5%
     269,459    American Express Co.                                      16,369,634
      25,598    Bear, Stearns & Co., Inc.                                  1,612,674
     267,011    Charles Schwab Corp.                                       9,478,890
      37,000    CIT Group, Inc.                                              647,500
     895,182    Citigroup, Inc.(a)                                        48,395,777
      25,837    Countrywide Mortgage Investments, Inc.                       975,347
      18,919    Deluxe Corp.                                                 384,292
      33,988    Dun & Bradstreet Corp.                                     1,170,462
      29,930    Equifax, Inc.                                                806,239
     141,432    Federal Home Loan Mortgage Corp.                           7,646,167
     203,634    Federal National Mortgage Association                     14,559,831
      49,914    Franklin Resources, Inc.                                   2,217,679
      20,680    H&R Block, Inc.                                              766,453
      95,550    Household International Corp.                              5,410,519
      25,087    Lehman Brothers Holdings, Inc.                             3,706,604
     162,843    MBNA Corp.                                                 6,269,456
     157,434    Merrill Lynch & Co., Inc.                                 10,390,644
     225,836    Morgan Stanley Dean Witter & Co.                          20,649,879
      32,000    PaineWebber Group, Inc.                                    2,180,000
      74,625    Paychex, Inc.                                              3,917,813
      48,200    Regions Financial Corp.                                    1,093,538

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      44,800    Stilwell Financial, Inc.                            $      1,948,800
      59,766    Synovus Financial Corp.                                    1,266,292
      25,400    T. Rowe Price & Associates, Inc.                           1,192,212
      33,264(c) USA Education Incorporated                                 1,602,909
     115,225    Washington Mutual, Inc.                                    4,587,395
                                                                    ----------------
                                                                         169,247,006
-------------------------------------------------------------------------------------
Foods  1.3%
     128,767    Archer-Daniels-Midland Co.                                 1,110,613
      56,254    Bestfoods                                                  4,092,479
      81,747    Campbell Soup Co.                                          2,115,204
      97,743    ConAgra, Inc.                                              1,960,969
      59,072    General Mills, Inc.                                        2,097,056
      70,114    H.J. Heinz & Co.                                           2,598,600
      27,958    Hershey Foods Corp.                                        1,513,227
      79,170    Kellogg Co.                                                1,914,924
      27,789    Quaker Oats Co.                                            2,198,805
      58,077    Ralston Purina Co.                                         1,375,699
     174,686    Sara Lee Corp.                                             3,548,309
      62,990    Sysco Corp.                                                2,917,224
     114,835    Unilever N. V.                                             5,540,789
      24,352    Wm. Wrigley Jr. Co.                                        1,823,356
                                                                    ----------------
                                                                          34,807,254
-------------------------------------------------------------------------------------
Forest Products  0.6%
       9,549    Boise Cascade Corp.                                          253,645
      45,623    Fort James Corp.                                           1,394,353
      34,668    Georgia-Pacific Corp.                                        814,698
      93,684    International Paper Co.                                    2,687,560
     109,416    Kimberly-Clark Corp.                                       6,106,780
      29,156    Louisiana-Pacific Corp.                                      267,871
      22,269    Mead Corp.                                                   520,538
       8,537    Potlatch Corp.                                               269,983
      10,245    Temple-Inland, Inc.                                          388,029
      22,130    Westvaco Corp.                                               590,594

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      45,300    Weyerhaeuser Co.                                    $      1,828,988
      21,980    Willamette Industries, Inc.                                  615,440
                                                                    ----------------
                                                                          15,738,479
-------------------------------------------------------------------------------------
Gas Distribution
      20,400    KeySpan Corp.                                                818,550
-------------------------------------------------------------------------------------
Gas Pipelines  0.8%
      29,297    Cinergy Corp.                                                968,632
      15,506    Columbia Gas System, Inc.(a)                               1,100,926
      46,259    El Paso Energy Corp.                                       2,850,711
     145,006    Enron Corp.                                               12,706,151
       5,832    Peoples Energy Corp.                                         194,643
      39,398    Sempra Energy                                                819,971
      85,692    Williams Companies, Inc.                                   3,620,487
                                                                    ----------------
                                                                          22,261,521
-------------------------------------------------------------------------------------
Health Care  0.1%
      19,260    Manor Care, Inc.(a)                                          302,141
      57,576    McKesson HBOC, Inc.                                        1,759,667
      19,000    Quintiles Transnational, Corp.(a)                            302,813
      12,000    Wellpoint Health Networks, Inc.                            1,152,000
                                                                    ----------------
                                                                           3,516,621
-------------------------------------------------------------------------------------
Hospital Management  0.5%
     108,831    HCA-The Healthcare Company                                 4,040,351
      71,749    Healthsouth Corp.(a)                                         582,961
      25,810    Humana, Inc.(a)                                              277,458
      66,110    IMS Health, Inc.                                           1,371,782
      63,448    Tenet Healthcare Corp.(a)                                  2,307,921
      34,506    United Health Group Inc.                                   3,407,467
                                                                    ----------------
                                                                          11,987,940
-------------------------------------------------------------------------------------
Housing Related  0.2%
       8,804    Armstrong Holdings, Inc.                                     105,098
      10,097    Centex Corp.                                                 324,366
      43,100    Leggett & Platt, Inc.                                        681,519
      91,026    Masco Corp.                                                1,695,359

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      14,518    Maytag Corp.                                        $        450,966
      56,227    Newell Rubbermaid, Inc.                                    1,282,678
      17,714(c) Owens Corning(a)                                              46,499
      14,838    Stanley Works                                                342,201
      12,240    Tupperware Corp.                                             220,320
      16,239    Whirlpool Corp.                                              631,291
                                                                    ----------------
                                                                           5,780,297
-------------------------------------------------------------------------------------
Insurance  3.5%
      27,493    Aetna Life & Casualty Co.                                  1,596,312
      51,600    AFLAC, Inc.                                                3,305,625
     155,808(c) Allstate Corp.                                             5,414,328
      49,340    American General Corp.                                     3,848,520
     461,476    American International Group, Inc.                        44,157,485
      50,689    Aon Corp.                                                  1,989,543
      34,034    Chubb Corp.                                                2,692,940
      35,397    CIGNA Corp.                                                3,695,447
      34,614    Cincinnati Financial Corp.                                 1,228,797
      55,660(c) Conseco, Inc.                                                424,408
      44,953    ITT Hartford Group, Inc.                                   3,278,759
      21,991    Jefferson-Pilot Corp.                                      1,492,639
      40,030    Lincoln National Corp.                                     1,926,444
      53,170    Marsh & McLennan Companies, Inc.                           7,058,317
      19,372    MBIA, Inc.                                                 1,377,834
      21,720    MGIC Investment Corp.                                      1,327,635
      13,393    Progressive Corp.                                          1,096,552
      23,229    SAFECO Corp.                                                 632,990
      46,117    St. Paul Companies, Inc.                                   2,274,145
      23,815    Torchmark Corp.                                              662,355
      50,826    UnumProvident Corp.                                        1,385,009
      40,808    Wachovia Corp.                                             2,313,303
                                                                    ----------------
                                                                          93,179,387
-------------------------------------------------------------------------------------
Internet Services  1.3%
     459,700    America Online, Inc.(a)                                   24,708,875
     107,700    Yahoo! Inc.(a)                                             9,800,700
                                                                    ----------------
                                                                          34,509,575

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Leisure  0.2%
      14,899    Brunswick Corp.                                     $        271,907
     120,400    Carnival Corp.                                             2,964,850
      23,724    Harrah's Entertainment, Inc.(a)                              652,410
      33,154    Hasbro, Inc.                                                 379,199
      86,613    Mattel, Inc.                                                 968,983
                                                                    ----------------
                                                                           5,237,349
-------------------------------------------------------------------------------------
Lodging  0.1%
      84,021    Hilton Hotels Corp.                                          971,493
      48,552    Marriott International, Inc. (Class 'A' Stock)             1,769,113
                                                                    ----------------
                                                                           2,740,606
-------------------------------------------------------------------------------------
Machinery  0.4%
       5,264    Briggs & Stratton Corp.                                      199,045
      72,628    Caterpillar, Inc.                                          2,451,195
      17,720    Cooper Industries, Inc.                                      624,630
      45,840    Deere & Co.                                                1,524,180
      41,262    Dover Corp.                                                1,936,735
      14,577    Eaton Corp.                                                  898,308
      31,595    Ingersoll-Rand Co.                                         1,070,280
      17,282    PACCAR, Inc.                                                 640,514
      24,192    Parker Hannifin Corp.                                        816,480
      10,042    Snap-On, Inc.                                                236,615
      34,202    Thermo Electron Corp.(a)                                     889,252
       9,537    Timken Co.                                                   130,538
                                                                    ----------------
                                                                          11,417,772
-------------------------------------------------------------------------------------
Media  3.1%
     112,138    Clear Channel Communications, Inc.(a)                      6,335,797
     182,120    Comcast Corp.                                              7,455,537
      19,804    Dow Jones & Co., Inc.                                      1,198,142
      55,489    Gannett Co., Inc.                                          2,940,917
      58,312    Interpublic Group of Companies, Inc.                       1,986,252
      18,183    Knight-Ridder, Inc.                                          923,924
      38,400    McGraw Hill Companies., Inc.                               2,440,800
      14,096    Meredith Corp.                                               415,832

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      35,190    New York Times Co.                                  $      1,383,407
      30,140    R.R. Donnelley & Sons, Co.                                   740,314
     260,616    Time Warner, Inc.                                         20,393,202
      68,627    Tribune Co.                                                2,993,853
     301,552    Viacom, Inc.(a)                                           17,640,792
     409,713    Walt Disney Co.                                           15,671,522
                                                                    ----------------
                                                                          82,520,291
-------------------------------------------------------------------------------------
Mineral Resources  0.2%
      80,424    Barrick Gold Corp. (ADR) (Canada)                          1,226,466
      42,628    Freeport-McMoran Copper & Gold, Inc.                         375,659
      47,684    Homestake Mining Co.                                         247,361
      41,703    INCO Ltd.                                                    672,461
      36,897    Newmont Mining Corp.                                         627,249
      18,130    Phelps Dodge Corp.                                           756,928
      64,270    Placer Dome, Inc.                                            606,548
                                                                    ----------------
                                                                           4,512,672
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  6.6%
      29,000    Allied Waste Industries, Inc.(a)                             266,438
     161,944    Applied Materials, Inc.(a)                                 9,605,303
      70,858    BB&T Corp.                                                 2,134,597
     137,259    Cendant Corp.(a)                                           1,492,692
      10,383    Crane Co.                                                    237,511
      30,000(c) Danaher Corp.                                              1,492,500
      26,941    Ecolab, Inc.                                                 971,560
           1    Energizer Holdings, Inc.(a)                                       23
      29,808    Fortune Brands, Inc.                                         789,912
   1,977,972    General Electric Co.                                     114,104,260
      58,700    Harley-Davidson Inc.                                       2,810,262
      61,368    Illinois Tool Works, Inc.                                  3,428,937
      20,786    ITT Industries, Inc.                                         674,246
      21,734    Loews Corp.                                                1,812,072
      10,661    Millipore Corp.                                              516,392
      28,100    Novellus Systems, Inc.(a)                                  1,308,406
      35,767    Omnicom Group, Inc.                                        2,608,756
      22,504    Pall Corp.                                                   448,674

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      42,364    PE Corp.-PE Biosystems Group                        $      4,935,406
      35,574    PPG Industries, Inc.                                       1,411,843
      17,418(c) Sealed Air Corp.                                             788,164
      30,967    Textron, Inc.                                              1,428,353
      23,749    TRW, Inc.                                                    964,803
     338,172    Tyco International Ltd.                                   17,542,672
      20,474    W.W. Grainger, Inc.                                          538,722
                                                                    ----------------
                                                                         172,312,504
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth  1.1%
      12,598    American Greetings Corp.                                     220,465
      15,832    Black & Decker Corp.                                         541,257
      57,699    Corning, Inc.                                             17,136,603
      65,165    Eastman Kodak Co.                                          2,663,619
      80,299    Minnesota Mining & Manufacturing Co.                       7,317,246
      17,369    Polaroid Corp.                                               233,396
                                                                    ----------------
                                                                          28,112,586
-------------------------------------------------------------------------------------
Networking
      23,900    Adaptec, Inc.(a)                                             478,000
-------------------------------------------------------------------------------------
Office Equipment & Supplies  1.0%
      22,868    Avery Dennison Corp.                                       1,060,503
     338,147    Compaq Computer Corp.(a)                                   9,326,094
      24,352    Lexmark International Group, Inc.(a)                         913,200
      61,700    Network Appliance, Inc.(a)                                 7,859,038
      78,800    Office Depot, Inc.(a)                                        615,625
      52,025    Pitney Bowes, Inc.                                         2,051,736
      92,950    Staples, Inc.(a)                                           1,318,728
      63,990    Unisys Corp.(a)                                              719,888
     133,098    Xerox Corp.                                                2,004,789
                                                                    ----------------
                                                                          25,869,601
-------------------------------------------------------------------------------------
Petroleum  4.9%
      19,478    Amerada Hess Corp.                                         1,303,809
      50,918(c) Anadarko Petroleum Corp.                                   3,384,010
      23,987    Apache Corp.                                               1,418,231
      17,145    Ashland Oil, Inc.                                            577,572

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      44,782    Burlington Resources, Inc.                          $      1,648,537
     130,562    Chevron Corp.                                             11,130,410
      19,000    Devon Energy Corp.                                         1,142,850
     696,407    Exxon Mobil Corp.                                         62,067,274
      18,459    Kerr-McGee Corp.                                           1,222,909
      74,138    Occidental Petroleum Corp.                                 1,617,135
      47,536    Phillips Petroleum Co.                                     2,982,884
     432,031    Royal Dutch Petroleum Co. (ADR) (Netherlands)             25,894,858
      22,414    Sunoco, Inc.                                                 603,777
     110,646    Texaco, Inc.                                               5,808,915
      27,000    Tosco Corp.                                                  842,063
      41,263    Transocean Sedco Forex Inc.                                2,419,043
      50,439    Unocal Corp.                                               1,787,432
      64,660    USX-Marathon Corp.                                         1,834,728
                                                                    ----------------
                                                                         127,686,437
-------------------------------------------------------------------------------------
Petroleum Services  0.8%
      65,679    Baker Hughes, Inc.                                         2,438,333
     124,550    Conoco, Inc.                                               3,355,066
      90,511    Halliburton Co.                                            4,429,382
       7,310    McDermott International, Inc.                                 80,410
      73,352    PG&E Corp.                                                 1,774,201
      16,510    Rowan Companies, Inc.(a)                                     478,790
     112,421    Schlumberger, Ltd.                                         9,253,654
                                                                    ----------------
                                                                          21,809,836
-------------------------------------------------------------------------------------
Railroads  0.2%
      89,523    Burlington Northern, Inc.                                  1,930,339
      44,903    CSX Corp.                                                    979,447
      78,411    Norfolk Southern Corp.                                     1,146,761
      49,929    Union Pacific Corp.                                        1,940,990
                                                                    ----------------
                                                                           5,997,537
-------------------------------------------------------------------------------------
Restaurants  0.4%
      24,902    Darden Restaurants, Inc.                                     518,273
     265,330    McDonald's Corp.                                           8,009,649

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      32,400    Starbucks Corp.(a)                                  $      1,298,025
      32,966    Tricon Global Restaurants, Inc.                            1,009,584
      29,179    Wendy's International, Inc.                                  585,404
                                                                    ----------------
                                                                          11,420,935
-------------------------------------------------------------------------------------
Retail  5.1%
      81,713    Albertson's, Inc.                                          1,715,973
      31,000    AutoZone, Inc.                                               703,313
      59,200    Bed Bath & Beyond, Inc.(a)                                 1,443,925
      39,500    Best Buy Co., Inc.                                         2,513,188
      39,478    Circuit City Stores, Inc.                                    907,994
      32,724    Consolidated Stores Corp.(a)                                 441,774
      87,308    Costco Wholesale Corp.                                     3,050,323
      78,296    CVS Corp.                                                  3,626,083
      27,523    Dillards, Inc.                                               292,432
      67,050    Dollar General Corp.                                       1,123,088
      42,575    Federated Department Stores, Inc.(a)                       1,112,272
     168,013    Gap, Inc.                                                  3,381,262
      13,868    Harcourt General, Inc.                                       818,212
     460,984    Home Depot, Inc.                                          24,460,963
      57,584    J.C. Penney Co., Inc.                                        680,211
     102,757    Kmart Corp.                                                  616,542
      63,000    Kohl's Corp.                                               3,634,312
     160,434    Kroger Co.(a)                                              3,619,792
      88,822    Limited, Inc.                                              1,959,635
      10,396    Liz Claiborne, Inc.                                          400,246
      13,282    Longs Drug Stores Corp.                                      254,018
      77,074    Lowe's Companies, Inc.                                     3,458,696
      65,571    May Department Stores Co.                                  1,344,206
      53,538    Nike, Inc.                                                 2,144,866
      29,700    Nordstrom, Inc.                                              462,206
      37,754    RadioShack Corp.                                           2,439,852
      19,149    Reebok International Ltd.                                    360,241
     100,000    Safeway,Inc.(a)                                            4,668,750
      72,096    Sears, Roebuck & Co.                                       2,337,352
      36,316    Sherwin-Williams Co.                                         776,255

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
      32,212    Supervalu, Inc.                                     $        485,193
     180,082    Target Corp.                                               4,614,601
      25,400    Tiffany & Co.                                                979,488
      63,016    TJX Companies, Inc.                                        1,417,860
      55,407    Toys 'R' Us, Inc.(a)                                         900,364
     891,426    Wal-Mart Stores, Inc.                                     42,899,876
     199,778    Walgreen Co.                                               7,579,078
      35,040    Winn-Dixie Stores, Inc.                                      503,700
                                                                    ----------------
                                                                         134,128,142
-------------------------------------------------------------------------------------
Rubber  0.1%
      21,899    B.F. Goodrich Co.                                            858,167
      11,588    Cooper Tire & Rubber Co.                                     116,604
      33,571    Goodyear Tire & Rubber Co.                                   604,278
                                                                    ----------------
                                                                           1,579,049
-------------------------------------------------------------------------------------
Steel - Producers  0.1%
      24,418    Allegheny Teldyne, Inc.                                      442,576
      23,334    Bethlehem Steel Corp.(a)                                      70,002
      18,428    Nucor Corp.                                                  555,144
      17,809    USX Corp. - U.S. Steel Group                                 270,474
      13,408    Worthington Industries, Inc.                                 125,700
                                                                    ----------------
                                                                           1,463,896
-------------------------------------------------------------------------------------
Telecommunications  6.4%
     135,100    ADC Telecommunications, Inc.                               3,632,923
      64,334    Alltel Corp.                                               3,357,431
      20,422    Andrew Corp.(a)                                              534,801
      43,300    Broadcom Corp. (Class 'A' Stock)(a)                       10,554,375
      31,050    CenturyTel, Inc.                                             846,113
      29,800    Comverse Technology, Inc.(a)                               3,218,400
     178,656    Global Crossing Ltd.                                       5,538,336
     185,100    JDS Uniphase Corp.(a)                                     17,526,656
     660,667    Lucent Technologies, Inc.                                 20,191,635
     150,140    Nextel Communications, Inc.(a)                             7,019,045
     593,860    Nortel Networks Corp.                                     35,371,786
     149,100    Qualcomm, Inc.(a)                                         10,623,375

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
     325,236    Qwest Communications International, Inc.(a)         $     15,631,655
      33,476    Scientific-Atlanta, Inc.                                   2,129,911
     173,484    Sprint Corp. (FON Group)                                   5,085,250
     183,192(c) Sprint Corp. (PCS Group)(a)                                6,423,170
      82,294    Tellabs, Inc.(a)                                           3,929,538
     573,200    Worldcom, Inc.(a)                                         17,410,950
                                                                    ----------------
                                                                         169,025,350
-------------------------------------------------------------------------------------
Textiles
       7,040    National Service Industries, Inc.                            137,720
      16,948    Russell Corp.                                                269,050
       4,188    Springs Industries, Inc.                                     118,049
      24,234    V.F. Corp.                                                   598,277
                                                                    ----------------
                                                                           1,123,096
-------------------------------------------------------------------------------------
Tobacco  0.6%
      67,600    Nabisco Group Holding Corp.                                1,926,600
     463,579    Philip Morris Companies, Inc.                             13,646,607
      43,799    UST, Inc.                                                  1,001,902
                                                                    ----------------
                                                                          16,575,109
-------------------------------------------------------------------------------------
Travel
      25,041    Sabre Holdings Corp.(a)                                      724,624
-------------------------------------------------------------------------------------
Trucking & Shipping  0.1%
      57,016    Fedex Corp.(a)                                             2,528,089
      11,221    Ryder System, Inc.                                           206,887
                                                                    ----------------
                                                                           2,734,976
-------------------------------------------------------------------------------------
Utility Communications  3.8%
     751,730    AT&T Corp.                                                22,082,069
     376,556    BellSouth Corp.                                           15,156,379
     679,601    SBC Communications, Inc.                                  33,980,050
      43,170    Unicom Corp.                                               2,425,614
     545,133    Verizon Communications                                    26,404,880
                                                                    ----------------
                                                                         100,048,992

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
Utilities - Electric  2.0%
      89,700    AES Corp.(a)                                        $      6,144,450
      25,169    Ameren Corp.                                               1,053,952
      68,391    American Electric Power, Inc.                              2,675,798
      21,800    CMS Energy Corp.                                             587,237
      32,782    CP&L Energy, Inc.                                          1,366,600
      45,251    Consolidated Edison, Inc.                                  1,544,190
      32,129    Constellation Energy Group, Inc.                           1,598,418
      51,052    Dominion Resources, Inc.                                   2,964,207
      30,287    DTE Energy Co.                                             1,158,478
      71,731    Duke Energy Co.                                            6,150,933
      65,562    Edison International                                       1,266,166
      45,715    Entergy Corp.                                              1,702,884
      47,777    FirstEnergy Corp.                                          1,286,993
      21,700    Florida Progress Corp.                                     1,148,744
      35,436    FPL Group, Inc.                                            2,329,917
      22,228    GPU, Inc.                                                    721,021
      33,524    Niagara Mohawk Holdings, Inc.                                528,003
      36,655    PECO Energy Co.                                            2,219,918
      20,000    Pinnacle West Capital Corp.                                1,017,500
      25,726    PPL Corp.                                                  1,074,061
      43,697    Public Service Enterprise Group, Inc.                      1,952,710
      58,079    Reliant Energy, Inc.                                       2,700,673
     129,115    Southern Co.                                               4,188,168
      53,814    TXU Corp.                                                  2,132,380
      69,783    Xcel Energy, Inc.                                          1,919,033
                                                                    ----------------
                                                                          51,432,434
-------------------------------------------------------------------------------------
Waste Management  0.1%
     125,413    Waste Management, Inc.                                     2,186,889
                                                                    ----------------
                Total common stocks (cost $1,924,071,341)              2,528,064,590
                                                                    ----------------

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares          Description                                         Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.8%
Money Market Instruments  1.1%
  29,600,744(d) Prudential Core Investment Fund--Taxable
                 Money Market Series                                $     29,600,744
Principal
Amount
(000)
Repurchase Agreement  3.4%
$     90,549    Joint Repurchase Agreement Account,
                 6.50%, 10/02/00, Note 5                                  90,549,000
-------------------------------------------------------------------------------------
U.S. Government Securities  0.3%
       6,500(b) United States Treasury Bills,
                 5.98%, 12/21/00                                           6,401,745
                                                                    ----------------
                Total short-term investments
                 (cost $126,551,489)                                     126,551,489
                                                                    ----------------
                Total Investments  100.9%
                 (cost $2,050,622,830; Note 4)                         2,654,616,079
                Liabilities in excess of other assets  (0.9%)            (24,201,930)
                                                                    ----------------
                Net Assets  100%                                    $  2,630,414,149
                                                                    ----------------
                                                                    ----------------

--------------------------------------------------------------------------------
ADR--American Depository Receipt.
(a) Non-income producing.
(b) Pledged as initial margin for financial futures contracts.
(c) Portion of securities on loan with an aggregate market value of $28,461,505; cash collateral of $29,600,744 was received with which the Fund purchased securities.
(d) Represents security purchased with cash collateral received for securities on loan.
    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,050,622,830)                       $2,654,616,079
Cash                                                                     130,602
Receivable for Fund shares sold                                       13,965,868
Dividends and interest receivable                                      2,120,511
Due from manager                                                         496,526
Receivable for investments sold                                           99,575
Receivable for securities lending                                         33,287
Prepaid expenses                                                          20,088
                                                                ------------------
      Total assets                                                 2,671,482,536
                                                                ------------------
LIABILITIES
Payable to broker for collateral for securities on loan               29,600,744
Payable for Fund shares reacquired                                     8,341,614
Due to broker-variation margin                                         1,492,095
Accrued expenses                                                       1,044,363
Payable for investments purchased                                        465,514
Distribution fee payable                                                  91,421
Securities lending rebate payable                                         32,636
                                                                ------------------
      Total liabilities                                               41,068,387
                                                                ------------------
NET ASSETS                                                        $2,630,414,149
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $       81,859
   Paid-in capital in excess of par                                2,012,389,051
                                                                ------------------
                                                                   2,012,470,910
   Undistributed net investment income                                17,285,612
   Accumulated net realized gain on investments                          584,853
   Net unrealized appreciation on investments                        600,072,774
                                                                ------------------
Net assets, September 30, 2000                                    $2,630,414,149
                                                                ------------------
                                                                ------------------

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value, offering and redemption price per share
      ($30,432,328 / 949,202 shares of beneficial interest
      issued and outstanding)                                             $32.06
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering and redemption price per share
      ($70,902,720 / 2,226,416 shares of beneficial
      interest issued and outstanding)                                    $31.85
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($32,307,492 / 1,014,488 shares of beneficial
      interest issued and outstanding)                                    $31.85
   Sales charge (1% of offering price)                                       .32
   Offering price to public                                               $32.17
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering and redemption price per share
      ($995,426,493 / 30,986,400 shares of beneficial
      interest issued and outstanding)                                    $32.12
                                                                ------------------
                                                                ------------------
Class I:
   Net asset value, offering and redemption price per share
      ($1,501,345,116 / 46,682,102 shares of beneficial
      interest issued and outstanding)                                    $32.16
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $86,700)         $ 25,893,606
   Interest                                                           5,982,180
   Income from securities loaned, net                                    15,579
                                                                ------------------
      Total income                                                   31,891,365
                                                                ------------------
Expenses
   Management fee                                                     7,109,171
   Distribution fee--Class A                                             40,869
   Distribution fee--Class B                                            368,209
   Distribution fee--Class C                                            178,915
   Transfer agent fee--Class A                                           97,600
   Transfer agent fee--Class B                                           71,000
   Transfer agent fee--Class C                                           14,000
   Transfer agent fee--Class Z                                        1,269,600
   Transfer agent fee--Class I                                              150
   Reports to shareholders                                              345,000
   Registration fees and expenses                                       340,000
   Custodian's fees and expenses                                        220,000
   Legal fees and expenses                                               40,000
   Trustees' fees and expenses                                           28,700
   Audit fee                                                             15,000
   Miscellaneous                                                         47,055
                                                                ------------------
    Total expenses                                                   10,185,269
Less: Expense subsidy (Note 2)                                       (1,497,971)
                                                                ------------------
    Net expenses                                                      8,687,298
                                                                ------------------
Net investment income                                                23,204,067
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            1,188,411
   Foreign currency transactions                                         (4,984)
   Financial futures contracts                                        1,185,462
                                                                ------------------
                                                                      2,368,889
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      218,772,468
   Financial futures contracts                                         (704,225)
                                                                ------------------
                                                                    218,068,243
                                                                ------------------
Net gain on investments                                             220,437,132
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $243,641,199
                                                                ------------------
                                                                ------------------

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                              -------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $    23,204,067      $   19,421,960
   Net realized gain on investment and
      foreign currency transactions                 2,368,889          24,134,380
   Net change in unrealized
      appreciation/depreciation
      on investments and foreign currencies       218,068,243         247,855,460
                                              ---------------    ------------------
   Net increase in net assets resulting
      from operations                             243,641,199         291,411,800
                                              ---------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class Z                                      (9,917,456)         (4,694,229)
      Class I                                     (12,228,311)         (7,920,682)
                                              ---------------    ------------------
                                                  (22,145,767)        (12,614,911)
                                              ---------------    ------------------
   Distributions from net realized gains
      Class Z                                     (10,541,195)         (3,159,577)
      Class I                                     (11,809,055)         (4,863,575)
                                              ---------------    ------------------
                                                  (22,350,250)         (8,023,152)
                                              ---------------    ------------------
Fund share transactions (net of
   conversions)
   (Note 6):
   Net proceeds from shares sold                2,247,574,001       1,320,487,868
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                44,452,564          20,622,768
   Cost of shares reacquired                   (1,746,552,891)       (746,871,141)
                                              ---------------    ------------------
   Net increase in net assets from Fund
      share transactions                          545,473,674         594,239,495
                                              ---------------    ------------------
Net increase                                      744,618,856         865,013,232
NET ASSETS
Beginning of year                               1,885,795,293       1,020,782,061
                                              ---------------    ------------------
End of year(a)                                $ 2,630,414,149      $1,885,795,293
                                              ---------------    ------------------
                                              ---------------    ------------------
---------------
(a) Includes undistributed net investment
    income of:                                $    17,285,612      $   16,232,296
                                              ---------------    ------------------
                                              ---------------    ------------------

    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements

      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Prudential Stock Index Fund (the 'Fund'). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

      Securities Valuation:    Securities, including options, warrants, futures
contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

      Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

      U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

      Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

      Foreign Currency Translation: The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. PSI is a wholly owned subsidiary of The Prudential. For the year ended September 30, 2000, PSI has been compensated in the amounts of $6,887.

      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $4,984. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisery agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .30 of 1% of the average daily net assets of the Fund.

      Effective January 1, 2000, the subadvisery fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .150 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .65%, 1.40%, 1.37%, .40% and .30% of the average daily net assets for

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Class A, Class B, Class C, Class Z and Class I shares, respectively. For the year ended September 30, 2000, PIFM subsidized $1,497,971 of the expenses of the Fund (.57%, .13%, .05%, .08% and .05% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $.0979, $.0207, $.0080, $.0226 and $.0119 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $315,500 in front-end sales charges resulting from sales of Class C shares during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000, they received approximately $59,700 and $28,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended September 30, 2000, the Fund incurred fees of approximately $93,800, $57,800, $13,100, $1,236,600 and $100 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of September 30, 2000, approximately $8,000, $2,000, $91,700 and $10 for the Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $538,441,910 and $40,747,719, respectively.

      On September 30, 2000, the Fund held 271 long financial futures contracts on the S&P 500 Index which expire in December 2000. The cost of such contracts was $102,408,650. The value of such contracts on September 30, 2000 was $98,488,175, thereby resulting in an unrealized loss of $3,920,475.

      The cost basis of investments for federal income tax purposes was $2,051,611,483 and, accordingly, as of September 30, 2000, net unrealized appreciation for federal income tax purposes was $603,004,596 (gross unrealized appreciation--$756,337,663; gross unrealized depreciation--$153,333,067).

      The Fund will elect for United States Federal income tax purposes, to treat net capital losses of approximately $2,388,000 and foreign currency losses of approximately $5,000 incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 2000, the Fund had a 7.8% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $90,549,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co. Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.

      Chase Securities Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

Note 6. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A, Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class A                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,101,670    $    34,348,468
Shares reacquired                                            (248,733)        (8,027,233)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  852,937         26,321,235
Shares issued upon conversion from Class B                     96,265          3,119,670
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 949,202    $    29,440,905
                                                        -------------    ---------------
                                                        -------------    ---------------
------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements Cont'd.

Class B                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 2,567,091    $    81,736,917
Shares reacquired                                            (243,963)        (7,774,669)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                2,323,128         73,962,248
Shares reacquired upon conversion into Class A                (96,712)        (3,119,670)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               2,226,416    $    70,842,578
                                                        -------------    ---------------
                                                        -------------    ---------------
Class C
------------------------------------------------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,154,104    $    36,799,201
Shares reacquired                                            (139,616)        (4,488,164)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,014,488    $    32,311,037
                                                        -------------    ---------------
                                                        -------------    ---------------
Class Z
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                33,137,817    $ 1,049,462,337
Shares issued in reinvestment of dividends and
  distributions                                               653,914         20,415,201
Shares reacquired                                         (32,730,083)    (1,041,794,333)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,061,648    $    28,083,205
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 1999:
Shares sold                                                25,482,340    $   725,667,595
Shares issued in reinvestment of dividends and
  distributions                                               300,787          7,838,514
Shares reacquired                                         (12,360,069)      (353,240,852)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding              13,423,058    $   380,265,257
                                                        -------------    ---------------
                                                        -------------    ---------------
Class I
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                32,197,763    $ 1,045,227,078
Shares issued in reinvestment of dividends and
  distributions                                               769,688         24,037,363
Shares reacquired                                         (21,435,302)      (684,468,492)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding              11,532,149    $   384,795,949
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 1999:
Shares sold                                                20,880,114    $   594,820,273
Shares issued in reinvestment of dividends and
  distributions                                               490,382         12,784,254
Shares reacquired                                         (13,861,925)      (393,630,289)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               7,508,571    $   213,974,238
                                                        -------------    ---------------
                                                        -------------    ---------------

------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights

                                                                  Class A
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment income(a)                                               .12
Net realized and unrealized gain on investment
transactions                                                           .41
                                                                  --------
      Total from investment operations                                 .53
                                                                  --------
Net asset value, end of period                                    $  32.06
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 30,432
Average net assets (000)                                          $ 19,055
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                     .65%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .40%(c)
   Net investment income                                               .72%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                  Class B
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment loss(a)                                                (.01)
Net realized and unrealized gain on investment
transactions                                                           .33
                                                                  --------
      Total from investment operations                                 .32
                                                                  --------
Net asset value, end of period                                    $  31.85
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 70,903
Average net assets (000)                                          $ 42,919
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                    1.40%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .40%(c)
   Net investment income                                              (.05)%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                  Class C
                                                         --------------------------
                                                            November 18, 1999(d)
                                                         Through September 30, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  31.53
                                                                  --------
Income from investment operations:
Net investment income(a)                                                --(e)
Net realized and unrealized gain on investment
transactions                                                           .32
                                                                  --------
      Total from investment operations                                 .32
                                                                  --------
Net asset value, end of period                                    $  31.85
                                                                  --------
                                                                  --------
TOTAL RETURN(b)                                                       1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $ 32,308
Average net assets (000)                                          $ 20,854
Ratios to average net assets:(a)
   Expenses, including distribution and service
      (12b-1) fees                                                    1.37%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                                     .37%(c)
   Net investment income                                              (.01)%(c)
   Portfolio turnover rate                                               2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    28.96
                                                                ------------------
Income from investment operations:
Net investment income(a)                                                   .29
Net realized and unrealized gain on investment transactions               3.53
                                                                ------------------
      Total from investment operations                                    3.82
                                                                ------------------
Less distributions:
Dividends from net investment income                                      (.32)
Distributions from net realized gains                                     (.34)
                                                                ------------------
      Total distributions                                                 (.66)
                                                                ------------------
Net asset value, end of year                                        $    32.12
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          13.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  995,426
Average net assets (000)                                            $  980,790
Ratios to average net assets:(a)
   Expenses                                                                .40%
   Net investment income                                                   .95%
   Portfolio turnover rate                                                   2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  23.11             $  21.86             $  16.06             $  14.22
----------------     ----------------     ----------------     ----------------
         .22                  .15                  .46                  .25
        6.07                 1.69                 5.75                 2.44
----------------     ----------------     ----------------     ----------------
        6.29                 1.84                 6.21                 2.69
----------------     ----------------     ----------------     ----------------
       (.26)                (.21)                (.26)                (.28)
       (.18)                (.38)                (.15)                (.57)
----------------     ----------------     ----------------     ----------------
       (.44)                (.59)                (.41)                (.85)
----------------     ----------------     ----------------     ----------------
    $  28.96             $  23.11             $  21.86             $  16.06
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       27.41%                8.61%               39.34%               19.72%
    $866,762             $381,374             $185,881             $184,379
    $681,129             $313,721             $254,644             $142,540
         .40%                 .40%                 .46%                 .60%
        1.16%                1.30%                1.66%                1.92%
           3%                   1%                   5%                   2%

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                                                     Class I
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    28.99
                                                                ------------------
Income from investment operations:
Net investment income(a)                                                   .33
Net realized and unrealized gain on investment transactions               3.53
                                                                ------------------
      Total from investment operations                                    3.86
                                                                ------------------
Less distributions:
Dividends from net investment income                                     (.35)
Distributions from net realized gains                                    (.34)
                                                                ------------------
      Total distributions                                                (.69)
                                                                ------------------
Net asset value, end of period                                      $    32.16
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          13.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $1,501,345
Average net assets (000)                                            $1,317,874
Ratios to average net assets:(a)
   Expenses                                                                .30%
   Net investment income                                                  1.05%
   Portfolio turnover rate                                                   2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class I shares.
    See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights Cont'd.

                                        Class I
---------------------------------------------------------------------------------------
         Year Ended September 30,                          August 1, 1997(d)
------------------------------------------               Through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
   $    23.13                 $  21.87                          $  21.87
----------------          ----------------                    ----------
          .36                      .31                               .06
         5.96                     1.55                             (.06)
----------------          ----------------                    ----------
         6.32                     1.86                                --
----------------          ----------------                    ----------
        (.28)                    (.22)                                --
        (.18)                    (.38)                                --
----------------          ----------------                    ----------
        (.46)                    (.60)                                --
----------------          ----------------                    ----------
   $    28.99                 $  23.13                          $  21.87
----------------          ----------------                    ----------
----------------          ----------------                    ----------
        27.55%                    8.69%                                0%
   $1,019,034                 $639,408                          $312,127
   $  915,642                 $505,605                          $296,788
          .30%                     .30%                              .30%(c)
         1.26%                    1.42%                             1.73%(c)
            3%                       1%                                5%

                                           See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund') at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                                                    Small Stocks $6,640.79
                                                    Common Stocks $2,845.63
                       [GRAPHIC OMITTED]            Long-Term Bonds $40.22
                                                    Treasury Bills $15.64
                                                    Inflation $9.40


Value of $1.00 invested on 1/1/1926 through 12/31/1999


Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                 HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

------------------------------------------------------------------------------------------------------

YEAR                     1989   1990    1991   1992   1993    1994   1995   1996    1997  1998    1999
------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
TREASURY
BONDS(1)                14.4%    8.5%   15.3%   7.2%  10.7%  (3.4)% 18.4%    2.7%    9.6% 10.0%  (2.56)%
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)           15.4%   10.7%   15.7%   7.0%   6.8%  (1.6)% 16.8%    5.4%    9.5%  7.0%   1.86%
------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)      14.1%    7.1%   18.5%   8.7%  12.2%  (3.9)% 22.3%    3.3%   10.2%  8.6%  (1.96)%
------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                 0.8%   (9.6)%  46.2%  15.8%  17.1%  (1.0)% 19.2%   11.4%   12.8%  1.6%   2.39%
------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)               (3.4)%   15.3%   16.2%   4.8%  15.1%    6.0% 19.6%    4.1%   (4.3)% 5.3%  (5.07)%
======================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT         18.8%   24.9%   30.9%  11.0%  10.3%    9.9%  5.5%    8.7%   17.1%  8.4%   7.46%
------------------------------------------------------------------------------------------------------
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(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over
150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage
Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch
Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy,
Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      II-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                   (12/31/1998 - 12/31/1999) (IN U.S. DOLLARS)


                                (GRAPHIC OMITTED)



Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.



  This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


            Capital Appreciation and Reinvesting Dividends $474,094
                       Capital Appreciation only $159,597



                                (GRAPHIC OMITTED)



Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.




                   World Stock Market Capitalization By Region
                           World Total: $20.7 Trillion




                                (GRAPHIC OMITTED)


                           U.S.               49.0%
                           Europe             32.5%
                           Pacific Basin      16.4%
                           Canada              2.1%


Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)



                               [GRAPHIC OMITTED]






-------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


                                  APPENDIX III

                                                                             Number of Shares
  Name                      Address                             Class          (% of Class)
  ----                      -------                             -----          ------------
Atticus Trust Company        3 Charles Street St Helier           A             68,416(7.1%)
RE: J. K. Tuerk Settlement   Jersey JE2 4SF
                             Channel Islands
                             United Kingdom

National Investor Services   55 Water Street                      A             54,753(5.7%)
FBO 512-51526-28             32nd Floor
                             New York NY 10041

The Prudential Insurance     Attn: Linda Bitondo                  A             245,711(25.7%)
Company                      2 Gateway Center
Derivatives Management       10th Floor
Group C                      Mailstop NJ 04-10-5A
                             Newark NJ 07102

Pru Defined Contributions    Attn: John Surdy                     Z             4,711,540(15%)
FBO PRU -                    30 Scranton Office Park
DC QUALIFIED CLIENTS         Moosic PA 18507

Prudential Trust Company     Attn: John Surdy                     Z             10,837,667(34.7%)
FBO PRU - DC CLIENTS         30 Scranton Office Park
                             Moosic PA 18507

Pru Defined Contributions    Att John Surdy                       Z             1,613,508(5.2%)
                             30 Scranton Office Park
                             Moosic PA 18507

Mastershare Restricted       113 Gail Court                       I             10,389,248(22.1%)
Account                      E Northport NY 11731

Prudential Trust Company     Attn: Leann Yannuzzi                 I             16,641,130(35.4%)
FBO Prudential Employee      30 Ed Preate Dr
Saving Pl                    Scranton PA 18507

Prudential Trust Company     Attn: John Surdy                                   13,190,135(28%)
FBO PRU - DC CLIENTS         30 Scranton Office Park
                             Moosic PA 18507

Marquette Trust Co           Attn: Ann Mejia DCA/TR Adminis       I             4,041,996(8.6%)
CO TTEE STST                 13100 Wayzatz Blvd
Hawaii Deferred              Minnetonka MN 55305
Compensation P
Marquette Trust Company











                                     III-1